UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07116
                                                     ---------------------

               Nuveen Michigan Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT July 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                             NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUM

                             NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NMP

                               NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NZW

                                 NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUO

                                   NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NXI

                                 NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NBJ

                                 NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NVJ

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly tax-free income and an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

As I noted in my last letter to you, many market observers are wondering whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place over the past year in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.

Nobody knows what the market will do in the future. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its Nuveen shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2005

Nuveen Municipal Closed-End Exchange-Traded Funds
(NUM, NMP, NZW, NUO, NXI, NBJ, NVJ)


Portfolio Manager's
        COMMENTS

Portfolio manager Cathryn Steeves discusses the economic and municipal market environments, key investment strategies and the performance of these Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for the Ohio Funds in August 2004 and for the Michigan Funds in January 2005.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2005?

Between August 1, 2004, and July 31, 2005, the Federal Reserve implemented eight 0.25% increases in the fed funds rate. These increases, which were aimed at controlling economic growth and keeping the rate of inflation at acceptable levels, raised this short-term target to 3.25% from 1.25%. (On August 9, 2005, following the close of this reporting period, the fed funds rate was increased by another 0.25% to 3.50%.) As the fed funds rate rose over the reporting period, there was a corresponding increase in many shorter-term municipal market rates. At the same time, longer-term yields declined and bond prices rose. The yield on the benchmark 10-year U.S. Treasury note stood at 4.31% on July 31, 2005, compared with 4.45% one year earlier. Longer-term yields in the municipal market followed a similar pattern. The yield of the Bond Buyer 25 Revenue Bond Index, a widely-followed measure of longer-term municipal market rates, declined by approximately 45 basis points during this 12-month reporting period.

This rise in shorter-term rates and decline in longer-term rates produced an overall flattening of the yield curve, and generally helped the performance of bonds with longer effective maturities while tending to hurt the performance of securities with shorter maturities or short call dates.

Despite the increases in shorter-term rates and an upsurge in energy costs, the economic expansion continued through the reporting period. The U.S. gross domestic product (GDP) grew in every calendar quarter, expanding at an annualized rate of 4.0% in the third quarter of 2004, by 3.3% (annualized) in the fourth quarter of 2004, 3.8% (annualized) in the first three months of 2005 and 3.4% (annualized) in the second quarter of 2005.

As of July 31, 2005, the year-over-year increase in the Consumer Price Index
(CPI) was 3.2%, and the national unemployment rate stood at 5.0%, its lowest level since September 2001. On the whole, job reports over the 12-month period presented a picture of relatively solid growth.

Over this 12-month period, municipal bond new issue supply nationwide remained strong, with $389.1 billion in new securities coming to market. One major factor behind the large new issue supply was the flattening yield curve, which in many situations made advance refundings economically more attractive for municipal issuers. Advance refunding means issuing new bonds at current lower rates and using the proceeds to effectively pay off existing, higher-yielding bonds. Between January and July 2005 such refundings were 67% higher than during the same period in 2004.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN MICHIGAN AND OHIO?

During this reporting period, Michigan's manufacturing-based economy remained among the weakest in the country. The state's relatively highly unionized work force, combined with high energy and shipping costs, continued to prompt outsourcing to states and countries where costs were lower. While jobs in the business and services industries expanded, this was not enough to offset losses among auto manufacturers and suppliers. As of July 2005, Michigan's unemployment rate stood at 7.0%, the highest among the 50 states and well above the July 2005 national average of 5.0%. The continued weakness of the state's economy caused Fitch to downgrade Michigan's general obligation debt to AA from AA+ in December 2004. Moody's followed suit in January 2005, lowering the state's rating to Aa2 from Aa1. Standard & Poor's downgraded Michigan's general obligation debt to AA from AA+ in March 2005. During this reporting period, municipal issuance in Michigan totaled $14.1 billion, an increase of 60% over the previous 12 months.

Ohio's economic growth also continued to be constrained by the state's heavy reliance on the weakened manufacturing sector. However, the massive job losses in manufacturing - with 235,000 jobs lost over the past three years - appear to have eased in recent months, and the state has become a hub for healthcare services. The state's outlook for business and professional services jobs also has improved recently, providing diversity to the Ohio economy. While relatively high when compared with the national average, the jobless rate in Ohio fell to 5.7% in July 2005, down from 6.2% in July 2004. Recent state legislation that limits judgments against small and medium-sized companies, combined with Ohio's below-average overall cost of doing business, was expected to help strengthen Ohio's competitiveness and encourage businesses to relocate to or remain in the state. As of July 31, 2005, Ohio's general obligation bonds were rated Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. In November 2004, Moody's revised its outlook for the state to stable from negative, citing recent improvements in Ohio's economic conditions. For the 12 months ended July 31, 2005, Ohio issuers offered $11.4 billion in new municipal debt, an increase of 7% from the previous 12-month period.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THE 12 MONTHS ENDED JULY 31, 2005?

With many market participants anticipating higher long-term interest rates, our focus in the Michigan and Ohio Funds throughout this period centered on finding bonds that we believed would add immediate value to the Funds' portfolios and that, in our judgment, also had the potential to perform well under a variety of future market scenarios, regardless of economic or interest rate trends.

In general, our purchase activity emphasized bonds in the long-intermediate part of the yield curve - specifically, bonds that mature in 15 to 25 years. In our opinion, bonds in the intermediate part of the curve offered more attractive opportunities and the best values during this period.

We also focused on purchasing bonds with premium coupons - those with prices above par and coupons above current market rates. Historically, these bonds often have held their value better than current coupon bonds when interest rates rise. Since premium bonds are sometimes vulnerable to early calls, we sought to balance some of these holdings by also purchasing bonds with eight to ten years of call protection.

As noted earlier, Michigan experienced significant growth in municipal issuance during this period, especially in the first part of 2005, while Ohio saw a more modest increase in municipal supply. In both markets, this increased our opportunities to utilize our specialized research expertise to find the types of bonds we sought. For example, for all three of the Michigan Funds during this period we purchased BBB rated Chelsea Community Hospital bonds; BBB-rated Chandler Park Academy, a charter school; and non-rated bonds issued by Michigan State Hospital Financial Authority for Presbyterian Villages of Michigan, a long-term care facility. In the Ohio Funds, we added bonds rated AA issued by Montgomery County for Catholic Health Initiatives to all four Funds and bonds rated Baa1 issued for Wittenberg University to NUO, NXI and NVJ.

In addition to yield curve positioning and credit exposure, another priority during this period was careful duration management. Duration is a measure of a bond's price sensitivity as interest rates change, with higher duration bonds being more sensitive and thereby presenting greater interest rate risk. Duration management became increasingly important in the first half of 2005, as the flattening of the yield curve resulted in a dramatic rise in advance refundings. This had a generally positive impact on the Funds' performance, but also had a shortening effect on the Funds' durations. In order to maintain the Funds' durations within our preferred strategic range, we sold some of our older pre-refunded bonds and bonds with shorter maturities, which tended to underperform in the interest rate environment of the past 12 months, and reinvested the proceeds in longer duration bonds. Selling shorter duration bonds and reinvesting further out on the yield curve also enabled us to improve the Funds' overall call protection.

As discussed in the shareholder report dated January 31, 2005, we also began to use forward interest rate swaps, a type of derivative financial instrument, in late 2004 in an effort to reduce some of the interest rate risk in NZW. It is important to note that the hedge was not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the duration of the Fund without having a negative impact on its income stream or common share dividends over the short term. The gain or loss from the hedging activity is reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of the hedge fluctuates. Over the course of this reporting period, the hedge was effective in helping to reduce the NAV volatility of NZW. However, it had a negative impact on the Fund's total return for the period as declining long-term interest rates caused the value of the hedge to decline as the value of the Fund's portfolio rose.

HOW DID THE FUNDS PERFORM?

Individual results for these Michigan and Ohio Funds, as well as for comparative indexes and averages, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 7/31/05

MICHIGAN FUNDS                           1-YEAR          5-YEAR          10-YEAR
--------------------------------------------------------------------------------
NUM                                       9.28%           8.52%            7.16%
--------------------------------------------------------------------------------
NMP                                       8.80%           8.37%            7.41%
--------------------------------------------------------------------------------
NZW                                      10.41%           NA               NA
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                               6.35%           6.48%            6.23%
--------------------------------------------------------------------------------
Lipper Michigan Municipal
Debt Funds Average2                       9.53%           8.73%            7.81%
--------------------------------------------------------------------------------

OHIO FUNDS
--------------------------------------------------------------------------------
NUO                                       8.70%           7.77%            7.11%
--------------------------------------------------------------------------------
NXI                                       9.87%           NA               NA
--------------------------------------------------------------------------------
NBJ                                       9.90%           NA               NA
--------------------------------------------------------------------------------
NVJ                                      10.40%           NA               NA
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                               6.35%           6.48%            6.23%
--------------------------------------------------------------------------------
Lipper Other States Municipal
Debt Funds Average3                       9.78%           8.51%            7.28%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended July 31, 2005, the total returns on NAV for all seven of the Funds in this report exceeded the return on the Lehman Brothers Municipal Bond Index. NZW also outperformed the average return for the Lipper Michigan peer group, while NUM and NMP trailed this measure. Among the Ohio Funds, NXI, NBJ and NVJ all outperformed the Lipper Other States peer group, while NUO lagged the group average. It should be noted that the performance of the Lipper Other States category represents the average returns of funds from 10 different states, representing a wide variety of economic and municipal market conditions. We believe this makes direct comparisons between this group average and a particular Ohio Fund less meaningful.



1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper Michigan Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 7 funds; 5 years, 5 funds; and 10 years, 4 funds. Fund and Lipper returns assume reinvestment of dividends.

3 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 44 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the primary factors benefiting the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods when interest rates rise, this strategy can also provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain constant.

As noted earlier, the municipal market yield curve flattened over the course of this reporting period as longer-term interest rates fell while short-term rates rose. Since falling bond yields mean rising bond prices, longer maturity bonds with falling yields generally performed better than securities with shorter maturities. Heavier exposure to the longer end of the yield curve helped the performances of NZW, NXI, NVJ, NBJ, and--to a lesser extent--NUM , while the performances of NMP and NUO were hampered by their relatively greater exposure to the short end of the curve. Part of the duration management strategy discussed earlier included efforts to more closely align the yield curve positioning of all these Funds.

All of the Funds in this report also benefited during this period from their allocations of lower-quality bonds during this period. Bonds rated BBB and lower and non-rated bonds generally outperformed other higher-credit quality sectors as increased demand for lower-quality bonds offering higher yields drove up the value of these securities. For example, all of the Michigan Funds benefited from their holdings of lower-rated bonds issued for Detroit Medical Center, which posted a return of 35% for the 12-month reporting period. Strong performing bonds in the Ohio Funds included the BBB rated Hamilton County issue for Twin Towers (a long-term care facility bond held by all four Funds), Baa1 rated bonds for Summa Health Systems (held by NUO, NBJ and NVJ), and non-rated Ohio Water Development Authority solid waste disposal revenue bonds issued for Bay Shore Power (held by NUO, NXI and NBJ). The Ohio Funds also benefited from their holdings of BBB rated bonds issued by Puerto Rico and backed by the 1998 master tobacco settlement agreement, which produced solid performance during this period as the litigation environment improved and supply/demand dynamics drove tobacco bond prices higher.

In addition to leverage and credit and sector exposures, the Funds' performances during this period were impacted by actions that affected individual securities, including advance refundings, bond calls and upgrades or downgrades. NUM and NZW, in particular, benefited from advance refundings of 11% and 6%, respectively, of their portfolios during this reporting period. NXI, NBJ and NVJ also had portions of their portfolios pre-refunded during this period. These advance refundings resulted in price appreciation and enhanced credit quality. In contrast, NMP and NUO had fewer pre-refundings during this period than the other Funds in this report.

While bonds that were pre-refunded over this period tended to enhance Fund performance, holdings of older pre-refunded bonds tended to underperform the general municipal market during this period due to the shorter effective maturities of these bonds. This had an impact on the returns of NUM, NMP and NUO in particular. Housing was another sector that lagged the market during this period, largely as the result of the increased risk of prepayments and bond calls in the current interest rate environment. All of the Funds had exposures to housing bonds backed by the Government National Mortgage Association (GNMA), which did not perform well during this period and had slight negative impacts on the Funds' annual returns.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JULY 31, 2005?

The Funds continued to maintain strong credit quality. As of July 31, 2005, all of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 76% in NVJ to 79% in NXI, 80% in NBJ, 83% in NZW, 86% in NUO, and 90% in NUM and NMP.

As of July 31, 2005, potential call exposure for the period August 2005 through the end of 2006 ranged from 2% in NUM and NVJ to 3% in NZW, 4% in NBJ, 6% in NXI, 9% in NMP and 11% in NUO. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION



Each of the Funds in this report uses leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging continued to provide benefits for common shareholders, the extent of these benefits was reduced. In addition, older Funds such as NUM, NMP, and NUO had a greater number of older, higher-yielding bonds that matured or were called, and the proceeds from these bonds had to be reinvested in the lower-yielding bonds available in the current rate environment, thereby reducing the Funds' income streams. The decline in interest rates at the longer end of the yield curve during this period also had an impact on some of the newer Funds, which had fewer opportunities to build reserves. As a cumulative result of all these factors, NXI and NVJ experienced one dividend reduction over the 12-month period ended July 31, 2005, and the dividends of NUM, NMP, NUO, and NBJ were reduced twice. The dividend of NZW remained stable throughout this reporting period.

In addition, due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2004, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NUM                          $0.1109                            $0.0056
--------------------------------------------------------------------------------
NMP                          $0.0454                            $0.0056
--------------------------------------------------------------------------------
NUO                          $0.0295                            $0.0059
--------------------------------------------------------------------------------
NBJ                          $0.0210                            $0.0015
--------------------------------------------------------------------------------
NVJ                          $0.0183                                 --
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2005, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             7/31/05                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NUM                           -1.32%                             +0.44%
--------------------------------------------------------------------------------
NMP                           +0.84%                             -1.35%
--------------------------------------------------------------------------------
NZW                           +8.74%                             +1.49%
--------------------------------------------------------------------------------
NUO                           +2.29%                             +4.21%
--------------------------------------------------------------------------------
NXI                           +9.32%                             +4.30%
--------------------------------------------------------------------------------
NBJ                           +0.72%                             +2.28%
--------------------------------------------------------------------------------
NVJ                           +2.12%                             +0.96%
--------------------------------------------------------------------------------

Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM

Performance
     OVERVIEW  As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              82%
AA                                8%
A                                 7%
BBB                               2%
BB or Lower                       1%

Bar Chart:
2004-2005 Monthly Tax-Free Dividends Per Share2
Aug                            0.079
Sep                            0.079
Oct                            0.079
Nov                            0.079
Dec                            0.079
Jan                            0.079
Feb                            0.079
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.072
Jul                            0.072

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        15.33
                              15.45
                              15.5
                              15.5
                              15.49
                              15.49
                              15.45
                              15.48
                              15.45
                              15.41
                              15.62
                              15.57
                              15.45
                              15.57
                              15.6
                              15.56
                              15.75
                              15.8
                              15.62
                              15.78
                              15.8
                              15.8
                              15.9
                              16.1
                              15.7
                              15.73
                              15.78
                              15.9
                              15.85
                              15.72
                              15.63
                              15.78
                              15.74
                              15.67
                              15.58
                              15.65
                              15.7
                              15.87
                              15.82
                              15.9
                              16.03
                              15.87
                              15.74
                              15.68
                              15.73
                              15.85
                              15.93
                              15.84
                              15.92
                              15.9
                              15.87
                              15.73
                              15.9
                              15.85
                              16.02
                              16
                              16.1
                              16.2
                              16.21
                              16.1
                              16.26
                              16.27
                              16.25
                              16.53
                              16.68
                              16.5
                              16.55
                              16.57
                              16
                              15.7
                              15.75
                              15.84
                              15.91
                              15.97
                              16.04
                              16.05
                              16.05
                              16.05
                              15.99
                              15.99
                              15.87
                              15.91
                              16.05
                              15.91
                              15.95
                              15.85
                              15.72
                              15.78
                              15.84
                              15.8
                              15.85
                              15.95
                              15.95
                              15.94
                              15.96
                              16.05
                              16.14
                              16.1
                              16
                              15.91
                              15.86
                              16.2
                              16.19
                              16.24
                              16.3
                              16.45
                              16.36
                              16.3
                              16.45
                              16.39
                              16.5
                              16.4
                              16.25
                              16.15
                              16.08
                              16.07
                              16.04
                              16.2
                              16.24
                              16.07
                              16.04
                              16.08
                              16.13
                              16.09
                              16.11
                              16.02
                              16.19
                              16.28
                              16.42
                              16.36
                              16.71
                              16.7
                              16.66
                              16.88
                              16.62
                              16.52
                              16.52
                              16.55
                              16.63
                              16.51
                              16.51
                              16.4
                              16.51
                              16.6
                              16.88
                              17.08
                              16.71
                              16.64
                              16.6
                              16.78
                              17
                              16.85
                              17
                              16.94
                              16.45
                              16.48
                              16.54
                              16.45
                              16.44
                              16.5
                              16.18
                              16
                              15.77
                              15.42
                              15.24
                              15.4
                              15.35
                              15.52
                              15.69
                              15.74
                              15.81
                              15.75
                              15.9
                              15.76
                              15.82
                              15.78
                              15.67
                              15.63
                              15.65
                              15.64
                              15.69
                              15.69
                              15.68
                              15.64
                              15.65
                              15.7
                              15.72
                              15.81
                              15.95
                              15.95
                              15.92
                              15.93
                              15.91
                              15.99
                              15.85
                              15.88
                              16.11
                              16.07
                              15.99
                              16.11
                              16.08
                              16.18
                              16.04
                              16.05
                              16.13
                              16.08
                              16.16
                              16.19
                              15.91
                              15.96
                              16.06
                              16.19
                              16.23
                              16.2
                              16.07
                              15.93
                              15.95
                              15.88
                              15.73
                              15.63
                              15.75
                              15.83
                              15.8
                              15.76
                              15.78
                              15.8
                              15.84
                              15.89
                              15.86
                              15.94
                              15.93
                              16.02
                              16.1
                              16.1
                              16.17
                              16.1
                              16.15
                              16.15
                              16.13
                              16
                              15.89
                              16
                              15.95
                              15.87
                              15.95
                              15.79
                              15.65
                              15.65
                              15.56
                              15.58
                              15.55
                              15.61
                              15.67
7/31/05                       15.67


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.67
------------------------------------
Common Share
Net Asset Value               $15.88
------------------------------------
Premium/(Discount) to NAV     -1.32%
------------------------------------
Market Yield                   5.51%
------------------------------------
Taxable-Equivalent Yield1      7.99%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $185,900
------------------------------------
Average Effective
Maturity on Securities
(Years)                        15.00
------------------------------------
Leverage-Adjusted Duration      8.67
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.94%         9.28%
------------------------------------
5-Year          9.04%         8.52%
------------------------------------
10-Year         7.10%         7.16%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         25.9%
------------------------------------
U.S. Guaranteed                24.2%
------------------------------------
Tax Obligation/Limited         12.1%
------------------------------------
Healthcare                     11.5%
------------------------------------
Utilities                       8.2%
------------------------------------
Water and Sewer                 6.9%
------------------------------------
Education and Civic
  Organizations                 5.7%
------------------------------------
Other                           5.5%
------------------------------------


1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1165 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP

Performance
     OVERVIEW  As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               20%
A                                 7%
BBB                               1%
BB or Lower                       2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.077
Sep                            0.077
Oct                            0.077
Nov                            0.077
Dec                            0.077
Jan                            0.077
Feb                            0.077
Mar                            0.074
Apr                            0.074
May                            0.074
Jun                             0.07
Jul                             0.07

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.49
                              14.58
                              14.58
                              14.53
                              14.62
                              14.77
                              14.7
                              14.73
                              14.72
                              14.74
                              14.8
                              14.74
                              14.8
                              14.62
                              14.75
                              14.75
                              14.65
                              14.64
                              14.66
                              14.8
                              14.85
                              14.9
                              15.16
                              15.13
                              15.04
                              15.01
                              15.14
                              15.15
                              15.05
                              14.95
                              15.1
                              15.15
                              15.39
                              15.33
                              15.12
                              15.15
                              15.29
                              15.2
                              15.14
                              15.12
                              15.24
                              15.35
                              15.27
                              15.24
                              15.32
                              15.49
                              15.36
                              15.48
                              15.31
                              15.42
                              15.55
                              15.67
                              15.48
                              15.58
                              15.7
                              15.55
                              15.75
                              15.7
                              15.61
                              15.51
                              15.75
                              15.64
                              15.77
                              15.74
                              15.8
                              15.8
                              15.81
                              15.7
                              15.37
                              15.36
                              15.28
                              15.39
                              15.37
                              15.45
                              15.75
                              15.58
                              15.66
                              15.6
                              15.59
                              15.59
                              15.62
                              15.53
                              15.53
                              15.51
                              15.34
                              15.44
                              15.53
                              15.61
                              15.5
                              15.46
                              15.46
                              15.38
                              15.32
                              15.12
                              15.05
                              15.15
                              15.16
                              15.1
                              15.25
                              15.25
                              15.16
                              15.26
                              15.22
                              15.06
                              15.11
                              15.24
                              15.13
                              15.19
                              15.14
                              15.23
                              15.35
                              15.15
                              15.3
                              15.34
                              15.39
                              15.41
                              15.5
                              15.65
                              15.72
                              15.72
                              15.85
                              15.91
                              15.72
                              15.83
                              15.8
                              15.76
                              15.63
                              15.65
                              15.67
                              15.7
                              15.72
                              15.87
                              15.83
                              15.88
                              15.87
                              15.88
                              15.83
                              15.6
                              15.61
                              15.59
                              15.6
                              15.64
                              15.8
                              16.01
                              16.01
                              16.02
                              16.09
                              16.06
                              16.14
                              16.16
                              16.25
                              16.09
                              16.03
                              15.8
                              15.85
                              15.9
                              15.72
                              15.72
                              15.64
                              15.43
                              14.89
                              14.89
                              14.73
                              14.61
                              14.55
                              14.48
                              14.52
                              14.66
                              14.8
                              14.85
                              14.8
                              14.89
                              14.91
                              14.98
                              15.25
                              15.2
                              15.2
                              15.26
                              15.25
                              15.24
                              15.39
                              15.14
                              15
                              15
                              14.9
                              14.85
                              14.99
                              15.3
                              15.12
                              15.12
                              15.15
                              15.28
                              15.26
                              15.3
                              15.05
                              15.1
                              15.2
                              15.28
                              15.3
                              15.28
                              15.29
                              15.28
                              15.4
                              15.41
                              15.4
                              15.3
                              15.48
                              15.65
                              15.57
                              15.49
                              15.61
                              15.6
                              15.66
                              15.63
                              15.65
                              15.6
                              15.64
                              15.65
                              15.7
                              15.55
                              15.4
                              15.38
                              15.36
                              15.62
                              15.5
                              15.42
                              15.42
                              15.42
                              15.44
                              15.45
                              15.31
                              15.38
                              15.4
                              15.55
                              15.6
                              15.65
                              15.7
                              15.6
                              15.6
                              15.72
                              15.75
                              15.62
                              15.8
                              15.75
                              15.76
                              15.75
                              15.57
                              15.65
                              15.42
                              15.57
                              15.56
                              15.66
                              15.68
7/31/05                       15.68


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.68
------------------------------------
Common Share
Net Asset Value               $15.55
------------------------------------
Premium/(Discount) to NAV      0.84%
------------------------------------
Market Yield                   5.36%
------------------------------------
Taxable-Equivalent Yield1      7.77%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $120,475
------------------------------------
Average Effective
Maturity on Securities
(Years)                        16.93
------------------------------------
Leverage-Adjusted Duration      7.66
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         16.03%         8.80%
------------------------------------
5-Year         10.33%         8.37%
------------------------------------
10-Year         9.25%         7.41%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         35.8%
------------------------------------
Tax Obligation/Limited         14.4%
------------------------------------
U.S. Guaranteed                12.9%
------------------------------------
Healthcare                     10.7%
------------------------------------
Utilities                       9.4%
------------------------------------
Water and Sewer                 6.1%
------------------------------------
Other                          10.7%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0510 per share.

Nuveen Michigan Dividend Advantage Municipal Fund
NZW

Performance
     OVERVIEW  As of July 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               13%
A                                 8%
BBB                               6%
BB or Lower                       1%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                           0.0745
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                           0.0745
Jan                           0.0745
Feb                           0.0745
Mar                           0.0745
Apr                           0.0745
May                           0.0745
Jun                           0.0745
Jul                           0.0745

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.76
                              14.99
                              14.9
                              14.75
                              14.75
                              14.76
                              14.72
                              14.67
                              14.71
                              14.85
                              14.87
                              14.8
                              14.9
                              14.9
                              15.11
                              15.18
                              15.15
                              15.15
                              15.13
                              15.14
                              14.89
                              15
                              14.92
                              14.9
                              14.9
                              14.89
                              14.8
                              14.8
                              14.88
                              14.84
                              14.86
                              14.86
                              15
                              15
                              15
                              14.8
                              15.01
                              15.17
                              15.1
                              15.1
                              15.12
                              15.24
                              15.24
                              15.24
                              15.15
                              15.25
                              15.1
                              15.1
                              15.16
                              15.05
                              15.1
                              15
                              15
                              14.95
                              14.95
                              14.9
                              14.85
                              14.99
                              14.99
                              15.07
                              15.01
                              15.15
                              15.2
                              15.21
                              15.2
                              15.39
                              15.3
                              15.4
                              15.02
                              14.99
                              14.93
                              14.84
                              14.76
                              14.84
                              14.9
                              15.05
                              15.23
                              15.35
                              15.17
                              15.17
                              15.25
                              15.55
                              15.61
                              15.61
                              15.61
                              15.63
                              15.25
                              15.31
                              15.15
                              15.13
                              15.31
                              15.31
                              15.18
                              15.2
                              15.2
                              15.19
                              15.25
                              15.14
                              15.1
                              15.08
                              15.22
                              15.3
                              15.47
                              15.47
                              15.54
                              15.71
                              15.71
                              15.55
                              15.75
                              15.5
                              15.5
                              15.63
                              15.7
                              15.75
                              15.85
                              15.85
                              15.95
                              16.15
                              16.35
                              16.46
                              16.25
                              15.85
                              15.85
                              15.93
                              16.04
                              16.04
                              16.16
                              16.16
                              16.32
                              16.2
                              16.26
                              16.35
                              16.37
                              16.5
                              16.37
                              16.5
                              16.35
                              16.42
                              16.2
                              16.04
                              15.77
                              15.7
                              15.79
                              15.84
                              15.79
                              15.8
                              15.76
                              15.79
                              15.95
                              16.3
                              16.3
                              16
                              16.18
                              16.1
                              15.76
                              15.83
                              15.74
                              15.68
                              15.47
                              15.57
                              15.46
                              15.28
                              15.28
                              15.15
                              15.15
                              14.88
                              14.89
                              14.9
                              14.96
                              14.96
                              14.95
                              14.95
                              15.04
                              15
                              14.9
                              14.99
                              15
                              15.45
                              15.5
                              15.63
                              15.63
                              15.48
                              15.45
                              15.45
                              15.27
                              15.27
                              15.5
                              15.46
                              15.49
                              15.49
                              15.48
                              15.51
                              15.6
                              15.65
                              15.7
                              15.7
                              15.74
                              15.66
                              15.61
                              15.61
                              15.56
                              15.48
                              15.51
                              15.58
                              15.64
                              15.73
                              15.74
                              15.64
                              15.55
                              15.47
                              15.43
                              15.55
                              15.68
                              15.74
                              15.73
                              15.6
                              15.72
                              15.69
                              15.74
                              15.74
                              15.55
                              15.65
                              15.65
                              15.58
                              15.6
                              15.55
                              15.61
                              15.58
                              15.57
                              15.63
                              15.75
                              15.75
                              16.25
                              16.25
                              16.24
                              16.45
                              16.45
                              16.46
                              16.5
                              16.53
                              16.7
                              16.6
                              16.55
                              16.49
                              16.5
                              16.43
                              16.45
                              16.57
                              16.4
                              16.65
                              16.6
                              16.6
                              16.79
7/31/05                       16.79


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.79
------------------------------------
Common Share
Net Asset Value               $15.44
------------------------------------
Premium/(Discount) to NAV      8.74%
------------------------------------
Market Yield                   5.32%
------------------------------------
Taxable-Equivalent Yield1      7.71%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $31,821
------------------------------------
Average Effective
Maturity on Securities
(Years)                        17.43
------------------------------------
Leverage-Adjusted Duration      7.41
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         21.34%        10.41%
------------------------------------
Since
Inception       8.97%         7.94%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         28.0%
------------------------------------
U.S. Guaranteed                19.3%
------------------------------------
Healthcare                     10.6%
------------------------------------
Utilities                      10.2%
------------------------------------
Tax Obligation/Limited          9.9%
------------------------------------
Water and Sewer                 8.0%
------------------------------------
Education and Civic
  Organizations                 4.8%
------------------------------------
Other                           9.2%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO

Performance
     OVERVIEW  As of July 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              64%
AA                               22%
A                                 8%
BBB                               4%
BB or Lower                       1%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                           0.0835
Sep                           0.0835
Oct                           0.0835
Nov                           0.0835
Dec                           0.0835
Jan                           0.0835
Feb                           0.0835
Mar                           0.0805
Apr                           0.0805
May                           0.0805
Jun                           0.0765
Jul                           0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        16.32
                              16.36
                              16.41
                              16.42
                              16.51
                              16.45
                              16.4
                              16.45
                              16.4
                              16.4
                              16.43
                              16.51
                              16.38
                              16.52
                              16.6
                              16.65
                              16.65
                              16.71
                              16.8
                              16.88
                              16.99
                              17
                              17.05
                              16.91
                              16.89
                              16.97
                              16.88
                              16.86
                              16.91
                              16.86
                              16.75
                              16.86
                              16.85
                              16.8
                              16.9
                              16.98
                              16.95
                              16.9
                              16.84
                              16.9
                              17
                              17.06
                              17.05
                              17.13
                              16.9
                              16.98
                              16.94
                              17
                              16.94
                              16.97
                              17.1
                              17.05
                              17.09
                              17.2
                              17.17
                              17.09
                              16.98
                              17.06
                              17.05
                              17.04
                              17.15
                              17.22
                              17.29
                              17.51
                              17.45
                              17.3
                              17.35
                              17.6
                              17.42
                              17.36
                              17.37
                              17.39
                              17.29
                              17.4
                              17.43
                              17.54
                              17.61
                              17.74
                              17.65
                              17.84
                              17.8
                              17.8
                              17.88
                              17.87
                              17.82
                              18.04
                              17.91
                              17.98
                              18.29
                              18.4
                              18.2
                              18.25
                              18.22
                              18.08
                              18.1
                              18.05
                              18.09
                              18.13
                              18.1
                              18.05
                              18.16
                              18.21
                              18.2
                              18.42
                              18.5
                              18.51
                              18.67
                              18.45
                              18.43
                              18.45
                              18.6
                              18.4
                              18.19
                              18.1
                              17.85
                              17.8
                              18.15
                              18.4
                              18.59
                              18.7
                              18.5
                              18.6
                              18.7
                              18.8
                              18.85
                              18.6
                              18.89
                              18.76
                              18.9
                              18.6
                              18.64
                              18.68
                              18.6
                              18.7
                              18.56
                              18.43
                              18.5
                              18.47
                              18.44
                              18.27
                              18.13
                              17.95
                              18.05
                              17.79
                              17.65
                              17.68
                              17.55
                              17.36
                              17.39
                              17.36
                              17.38
                              17.38
                              17.3
                              17.34
                              17.29
                              17.17
                              16.89
                              16.62
                              16.58
                              16.72
                              16.55
                              16.37
                              16.21
                              16.12
                              16.11
                              16.18
                              16.25
                              16.5
                              16.84
                              16.81
                              16.9
                              16.94
                              16.92
                              16.8
                              16.71
                              16.9
                              16.87
                              16.87
                              16.87
                              16.86
                              16.9
                              16.66
                              16.59
                              16.5
                              16.46
                              16.51
                              16.53
                              16.62
                              16.71
                              16.71
                              16.8
                              16.87
                              16.86
                              16.93
                              16.8
                              16.64
                              16.7
                              16.74
                              16.76
                              16.79
                              16.8
                              16.8
                              16.97
                              16.88
                              17.01
                              17.1
                              17.16
                              17
                              16.96
                              17
                              17.16
                              17.22
                              17.2
                              17.28
                              17.25
                              17.21
                              17.22
                              17.21
                              17.2
                              17.25
                              17.13
                              17.12
                              17
                              17
                              16.87
                              17.07
                              17.11
                              17.2
                              17.14
                              17.26
                              17.34
                              17.22
                              17.18
                              17.28
                              17.22
                              17.15
                              17.2
                              17.22
                              17.22
                              17.13
                              17.14
                              17.07
                              17.1
                              17.06
                              17.14
                              17.14
                              17.12
                              17
                              16.87
                              16.94
                              17.02
                              16.99
                              16.96
7/31/05                       16.96

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.96
------------------------------------
Common Share
Net Asset Value               $16.58
------------------------------------
Premium/(Discount) to NAV      2.29%
------------------------------------
Market Yield                   5.41%
------------------------------------
Taxable-Equivalent Yield1      8.07%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $160,982
------------------------------------
Average Effective
Maturity on Securities
(Years)                        16.68
------------------------------------
Leverage-Adjusted Duration      7.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.25%         8.70%
------------------------------------
5-Year          6.49%         7.77%
------------------------------------
10-Year         7.21%         7.11%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         31.7%
------------------------------------
Healthcare                     17.1%
------------------------------------
U.S. Guaranteed                11.1%
------------------------------------
Tax Obligation/Limited          7.2%
------------------------------------
Education and Civic
  Organizations                 7.0%
------------------------------------
Water and Sewer                 6.1%
------------------------------------
Transportation                  5.3%
------------------------------------
Utilities                       4.8%
------------------------------------
Other                           9.7%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0354 per share.

Nuveen Ohio Dividend Advantage Municipal Fund
NXI

Performance
     OVERVIEW  As of July 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              56%
AA                               23%
A                                 9%
BBB                              11%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                            0.081
Sep                            0.081
Oct                            0.081
Nov                            0.081
Dec                            0.081
Jan                            0.081
Feb                            0.081
Mar                            0.078
Apr                            0.078
May                            0.078
Jun                            0.078
Jul                            0.078

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.79
                              14.86
                              14.86
                              14.85
                              15.07
                              15.21
                              15.16
                              15.21
                              15.27
                              15.25
                              15.25
                              15.5
                              15.56
                              15.55
                              15.87
                              15.9
                              16.01
                              15.85
                              15.61
                              15.72
                              15.85
                              15.95
                              16
                              16.04
                              15.95
                              15.95
                              16.25
                              16.39
                              16.39
                              16.42
                              16.04
                              16.1
                              16.1
                              16.01
                              16.15
                              16.35
                              16.42
                              16.23
                              16.22
                              16.37
                              16.23
                              16.35
                              16.3
                              16.2
                              16.21
                              16.29
                              16.2
                              16.1
                              16.22
                              16.22
                              16.24
                              16.4
                              16.38
                              16.39
                              16.4
                              16.32
                              16.26
                              16.3
                              16.43
                              16.49
                              16.62
                              16.63
                              16.55
                              16.65
                              16.74
                              16.77
                              16.65
                              16.67
                              16.58
                              16.55
                              16.55
                              16.47
                              16.6
                              16.6
                              16.6
                              16.44
                              16.89
                              16.89
                              16.72
                              16.61
                              16.6
                              16.6
                              16.69
                              16.75
                              16.73
                              16.78
                              16.55
                              16.71
                              16.8
                              16.8
                              16.8
                              16.95
                              17.1
                              17
                              16.95
                              16.88
                              16.9
                              16.74
                              16.57
                              16.55
                              16.64
                              16.79
                              16.8
                              17.31
                              17.47
                              17.24
                              17.75
                              17.65
                              18
                              17.38
                              17.45
                              17.25
                              17.25
                              17.07
                              16.39
                              16.44
                              16.44
                              16.4
                              16.48
                              16.61
                              16.34
                              16.45
                              16.46
                              16.26
                              16.26
                              16.27
                              16.21
                              16.36
                              16.36
                              16.46
                              16.58
                              16.65
                              16.53
                              16.53
                              16.62
                              16.66
                              16.95
                              16.64
                              16.68
                              17
                              16.5
                              16.52
                              16.38
                              16.13
                              16.12
                              16.09
                              16.15
                              16.31
                              16.42
                              16.4
                              16.39
                              16.2
                              16.11
                              16.02
                              16.14
                              16.1
                              16.15
                              15.93
                              15.67
                              15.68
                              15.63
                              15.46
                              15.3
                              15.08
                              14.93
                              14.8
                              15.01
                              15.19
                              15.28
                              15.24
                              15.28
                              15.35
                              15.12
                              15.02
                              15.07
                              15.27
                              15.34
                              15.55
                              15.7
                              16.03
                              16.2
                              16.15
                              16.11
                              16.1
                              16.05
                              16
                              16.21
                              16.3
                              16.42
                              16.42
                              16.29
                              15.84
                              15.82
                              15.7
                              15.46
                              15.4
                              15.38
                              15.3
                              15.27
                              15.37
                              15.37
                              15.28
                              15.35
                              15.35
                              15.52
                              15.58
                              15.51
                              15.59
                              15.66
                              15.76
                              15.99
                              16.09
                              16.2
                              16.35
                              16.27
                              16.3
                              16.16
                              16.1
                              16.03
                              15.86
                              15.9
                              15.8
                              15.65
                              15.76
                              15.91
                              15.93
                              16.1
                              16.2
                              16.24
                              16.25
                              16.32
                              16.21
                              16.18
                              16.31
                              16.14
                              16.1
                              16.03
                              16.1
                              16.43
                              16.68
                              16.62
                              16.7
                              16.83
                              16.69
                              16.66
                              16.34
                              16.78
                              16.73
                              16.41
                              16.49
                              16.74
                              16.81
                              17
7/31/05                       17

FUND SNAPSHOT
------------------------------------
Common Share Price            $17.00
------------------------------------
Common Share
Net Asset Value               $15.55
------------------------------------
Premium/(Discount) to NAV      9.32%
------------------------------------
Market Yield                   5.51%
------------------------------------
Taxable-Equivalent Yield1      8.22%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $65,873
------------------------------------
Average Effective
Maturity on Securities
(Years)                        17.85
------------------------------------
Leverage-Adjusted Duration      7.56
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         21.79%         9.87%
------------------------------------
Since
Inception       9.11%         8.22%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         30.7%
------------------------------------
Education and Civic
  Organizations                13.2%
------------------------------------
Healthcare                     12.1%
------------------------------------
Tax Obligation/Limited         11.7%
------------------------------------
Utilities                       8.7%
------------------------------------
Water and Sewer                 6.7%
------------------------------------
U.S. Guaranteed                 3.5%
------------------------------------
Housing/Multifamily             3.2%
------------------------------------
Other                          10.2%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ

Performance
     OVERVIEW  As of July 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              67%
AA                               13%
A                                11%
BBB                               8%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.077
Sep                            0.077
Oct                            0.077
Nov                            0.077
Dec                            0.077
Jan                            0.077
Feb                            0.077
Mar                            0.074
Apr                            0.074
May                            0.074
Jun                             0.07
Jul                             0.07

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.65
                              14.7
                              14.7
                              14.95
                              15.09
                              15.04
                              15.03
                              15.11
                              15.18
                              15.1
                              15.05
                              15.05
                              15
                              15
                              15.2
                              15.5
                              15.18
                              15.17
                              15.35
                              15.45
                              15.47
                              15.48
                              15.48
                              15.48
                              15.48
                              15.8
                              15.61
                              15.53
                              15.7
                              15.57
                              15.45
                              15.5
                              15.57
                              15.63
                              15.52
                              15.58
                              15.51
                              15.75
                              15.58
                              15.56
                              15.57
                              15.65
                              15.55
                              15.5
                              15.45
                              15.34
                              15.36
                              15.35
                              15.52
                              15.65
                              15.7
                              15.72
                              15.6
                              15.75
                              15.93
                              15.93
                              15.95
                              15.99
                              16
                              16
                              16.1
                              15.93
                              16.03
                              16.2
                              16.3
                              16.38
                              16.41
                              16.4
                              16.33
                              16.2
                              16.15
                              16.05
                              16.17
                              16.2
                              16.25
                              16.27
                              16.12
                              16.25
                              16.27
                              16.36
                              16.14
                              16.1
                              16.15
                              16.15
                              16.02
                              16.15
                              16.05
                              16.22
                              16.12
                              16.11
                              16.13
                              16.18
                              16.28
                              16.28
                              16.3
                              16.24
                              16.3
                              16.3
                              16.36
                              16.39
                              16.3
                              16.3
                              16.32
                              16.53
                              16.41
                              16.5
                              16.65
                              17.16
                              16.75
                              16.62
                              16.52
                              16.58
                              16.41
                              16.55
                              15.9
                              16.08
                              16
                              16.09
                              16.15
                              15.98
                              15.99
                              16
                              16
                              15.97
                              15.99
                              16.16
                              16.09
                              16.05
                              16
                              16.19
                              16.19
                              16.06
                              16.05
                              16.01
                              16.09
                              15.95
                              16
                              16.05
                              15.95
                              15.89
                              15.89
                              15.88
                              15.9
                              15.97
                              15.97
                              15.89
                              15.8
                              15.72
                              15.9
                              15.97
                              15.89
                              15.85
                              15.83
                              15.78
                              15.69
                              15.6
                              15.61
                              15.55
                              15.45
                              15.45
                              15.48
                              15.48
                              15.35
                              15.45
                              15.18
                              15.2
                              15.24
                              15.37
                              15.45
                              15.3
                              15.3
                              15.2
                              15.44
                              15.36
                              15.2
                              15.25
                              15.12
                              14.96
                              15.01
                              15.3
                              15.45
                              15.45
                              15.59
                              15.59
                              15.41
                              15.61
                              15.5
                              15.5
                              15.6
                              15.6
                              15.62
                              15.72
                              15.51
                              15.57
                              15.14
                              15.26
                              15.23
                              15.16
                              15.05
                              15.13
                              15
                              15.04
                              15.18
                              15.14
                              15.15
                              15.12
                              15.14
                              15.16
                              15.16
                              15.15
                              15.29
                              15.45
                              15.5
                              15.61
                              15.59
                              15.51
                              15.52
                              15.63
                              15.66
                              15.7
                              15.58
                              15.45
                              15.44
                              15.35
                              15.43
                              15.7
                              15.74
                              15.8
                              16.06
                              16.13
                              15.98
                              15.7
                              15.54
                              15.48
                              15.46
                              15.47
                              15.5
                              15.49
                              15.66
                              15.56
                              15.65
                              15.75
                              15.53
                              15.51
                              15.53
                              15.58
                              15.55
                              15.51
                              15.5
                              15.5
                              15.6
                              15.51
                              15.48
7/31/05                       15.48


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.48
------------------------------------
Common Share
Net Asset Value               $15.37
------------------------------------
Premium/(Discount) to NAV      0.72%
------------------------------------
Market Yield                   5.43%
------------------------------------
Taxable-Equivalent Yield1      8.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $47,937
------------------------------------
Average Effective
Maturity on Securities
(Years)                        15.69
------------------------------------
Leverage-Adjusted Duration      8.01
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.63%         9.90%
------------------------------------
Since
Inception       6.76%         7.92%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         27.6%
------------------------------------
Healthcare                     17.2%
------------------------------------
Tax Obligation/Limited         13.1%
------------------------------------
U.S. Guaranteed                 9.3%
------------------------------------
Education and Civic
  Organizations                 7.0%
------------------------------------
Utilities                       6.0%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Transportation                  5.3%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                           3.5%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0225 per share.

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ

Performance
     OVERVIEW  As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              59%
AA                               17%
A                                16%
BBB                               8%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.073
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                            0.073
Apr                            0.073
May                            0.073
Jun                            0.069
Jul                            0.069

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.25
                              14.35
                              14.34
                              14.35
                              14.46
                              14.37
                              14.5
                              14.54
                              14.55
                              14.55
                              14.56
                              14.63
                              14.49
                              14.5
                              14.54
                              14.65
                              14.65
                              14.65
                              14.89
                              15.1
                              15.03
                              15.05
                              15.3
                              15.05
                              15.08
                              15.2
                              15.5
                              15.45
                              15.4
                              15.13
                              15.13
                              15.07
                              15.19
                              15.1
                              15.1
                              15.11
                              15.1
                              14.95
                              15.01
                              15.12
                              15.09
                              15.12
                              15.06
                              15.05
                              14.88
                              14.94
                              14.83
                              14.82
                              15
                              15.15
                              15.01
                              14.89
                              15.06
                              15
                              14.95
                              15
                              15.19
                              14.96
                              14.96
                              14.96
                              14.91
                              14.96
                              15.07
                              15.03
                              15.08
                              15.3
                              15.22
                              15.12
                              15.1
                              15.16
                              15.34
                              15.46
                              15.5
                              15.5
                              15.4
                              15.4
                              15.46
                              15.65
                              15.82
                              16.2
                              16.1
                              15.94
                              16.2
                              16.05
                              16.12
                              16.12
                              16.12
                              16.12
                              16.12
                              16.14
                              16.25
                              16.24
                              16.3
                              16.29
                              16.31
                              16.48
                              16.5
                              16.64
                              16.61
                              16.61
                              16.66
                              16.5
                              16.35
                              16.58
                              16.6
                              16.49
                              16.87
                              17.28
                              17.28
                              17.1
                              17
                              16.95
                              16.7
                              16.59
                              16.2
                              16.08
                              16.01
                              16.01
                              16.04
                              16
                              15.7
                              15.8
                              15.8
                              15.69
                              15.7
                              15.73
                              15.79
                              15.9
                              15.94
                              15.8
                              15.95
                              16
                              16.05
                              16.01
                              16.11
                              15.95
                              16.08
                              16.43
                              16.39
                              16.43
                              16.42
                              16.38
                              16.25
                              16.2
                              16.2
                              16.2
                              16.13
                              16.16
                              16.32
                              16.34
                              16.34
                              16.58
                              16.5
                              16.6
                              16.47
                              16.42
                              16.4
                              16.05
                              16.05
                              16.07
                              15.79
                              15.66
                              15.74
                              15.59
                              15.4
                              15.31
                              15.27
                              15.33
                              15.58
                              15.4
                              15.4
                              15.44
                              15.52
                              15.52
                              15.16
                              15.37
                              15.4
                              15.4
                              15.58
                              15.39
                              15.44
                              15.32
                              15.35
                              15.31
                              15.37
                              15.37
                              15.38
                              15.38
                              15.64
                              15.64
                              16
                              15.85
                              15.95
                              15.9
                              15.66
                              15.66
                              15.66
                              15.72
                              15.55
                              15.55
                              15.6
                              15.65
                              15.62
                              15.67
                              15.67
                              15.73
                              15.67
                              15.66
                              15.66
                              15.7
                              15.75
                              16.2
                              16.3
                              16.25
                              16.21
                              16.21
                              16.23
                              15.97
                              15.88
                              15.74
                              15.74
                              15.67
                              15.71
                              15.71
                              15.58
                              15.7
                              15.71
                              15.71
                              15.71
                              15.77
                              15.68
                              15.77
                              15.72
                              15.76
                              15.7
                              15.93
                              16.2
                              16.1
                              16.15
                              16.15
                              16.18
                              16.11
                              16.06
                              16.09
                              16.02
                              15.93
                              15.93
                              15.93
                              16.05
                              16.05
                              16.05
                              16.1
                              15.9
7/31/05                       15.9


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.90
------------------------------------
Common Share
Net Asset Value               $15.57
------------------------------------
Premium/(Discount) to NAV      2.12%
------------------------------------
Market Yield                   5.21%
------------------------------------
Taxable-Equivalent Yield1      7.78%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $33,606
------------------------------------
Average Effective
Maturity on Securities
(Years)                        16.12
------------------------------------
Leverage-Adjusted Duration      8.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.60%        10.40%
------------------------------------
Since
Inception       7.87%         8.66%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------

Tax Obligation/General         30.5%
------------------------------------
Healthcare                     15.9%
------------------------------------
Tax Obligation/Limited         14.5%
------------------------------------
Education and Civic
  Organizations                 8.0%
------------------------------------
Transportation                  6.1%
------------------------------------
U.S. Guaranteed                 7.8%
------------------------------------
Water and Sewer                 5.3%
------------------------------------
Other                          11.9%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0183 per share.

Special Shareholder
        MEETING REPORT

The Special Shareholder Meeting was held at the Northern Trust Bank, 50 S. LaSalle St., Chicago, IL on July 26, 2005.

                                                                                             NUM              NMP                NZW
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT
WAS REACHED AS FOLLOWS:
                                                                                      Common and       Common and         Common and
                                                                                   MuniPreferred    MuniPreferred      MuniPreferred
                                                                                          shares           shares             shares
                                                                                 voting together  voting together    voting together
                                                                                      as a class       as a class         as a class
------------------------------------------------------------------------------------------------------------------------------------
   For                                                                                10,627,795        7,045,378          2,012,319
   Against                                                                               194,469           96,769             12,740
   Abstain                                                                               221,918          149,130             25,306
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                              11,044,182        7,291,277          2,050,365
====================================================================================================================================

Special Shareholder
        MEETING REPORT (continued)

                                                                            NUO              NXI              NBJ                NVJ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT
WAS REACHED AS FOLLOWS:
                                                                     Common and       Common and       Common and         Common and
                                                                  MuniPreferred    MuniPreferred    MuniPreferred      MuniPreferred
                                                                         shares           shares           shares             shares
                                                                voting together  voting together  voting together    voting together
                                                                     as a class       as a class       as a class         as a class
------------------------------------------------------------------------------------------------------------------------------------
   For                                                                8,795,587        4,015,037        2,973,924          2,065,237
   Against                                                               65,850           47,225           16,935              6,304
   Abstain                                                              142,999           94,672           77,217             41,709
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              9,004,436        4,156,934        3,068,076          2,113,250
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at July 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
September 14, 2005

                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.4% (5.7% OF TOTAL INVESTMENTS)

$       1,720   Ferris State College, Michigan, General Revenue Bonds,                4/08 at 100.00         AAA     $    1,782,075
                 Series 1998, 5.000%, 10/01/23 - AMBAC Insured

        1,685   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa          1,860,055
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.500%, 9/01/17 - AMBAC Insured

        1,500   Michigan Higher Education Student Loan Authority, Revenue               No Opt. Call         AAA          1,598,385
                 Bonds, Series 2000 XII-T, 5.300%, 9/01/10 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          1,049,100
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

                Michigan Technological University, General Revenue Bonds,
                Series 2004A:
        1,060    5.000%, 10/01/21 - MBIA Insured                                     10/13 at 100.00         AAA          1,131,995
        1,115    5.000%, 10/01/22 - MBIA Insured                                     10/13 at 100.00         AAA          1,186,817
        1,170    5.000%, 10/01/23 - MBIA Insured                                     10/13 at 100.00         AAA          1,242,177

                Wayne State University, Michigan, General Revenue Bonds,
                Series 1999:
        3,430    5.250%, 11/15/19 - FGIC Insured                                     11/09 at 101.00         AAA          3,711,775
        1,000    5.125%, 11/15/29 - FGIC Insured                                     11/09 at 101.00         AAA          1,062,790

        1,000   Western Michigan University, General Revenue Refunding               11/13 at 100.00         AAA          1,071,110
                 Bonds, Series 2003, 5.000%, 11/15/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.1% (11.5% OF TOTAL INVESTMENTS)

        2,900   Dearborn Hospital Finance Authority, Michigan, Hospital              11/05 at 102.00         AAA          2,980,939
                 Revenue Bonds, Oakwood Obligated Group, Series 1995A,
                 5.875%, 11/15/25 - FGIC Insured

        1,235   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          1,302,270
                 Mortgage Hospital Revenue Bonds, Portage Health System
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        1,354   Michigan State Hospital Finance Authority, Collateralized Loan,         No Opt. Call        Baa2          1,362,600
                 Detroit Medical Center, Series 2001, 7.360%, 3/01/07

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          1,620,915
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00           A          1,074,480
                 Refunding Bonds, OSF Healthcare System, Series 1999,
                 6.125%, 11/15/19

        1,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/09 at 101.00         AAA          1,854,122
                 Refunding Bonds, Mercy Health Services Obligated Group,
                 Series 1999X, 5.750%, 8/15/19 - MBIA Insured

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Mercy Mt. Clemens Corporation Obligated
                Group, Series 1999A:
        3,385    5.750%, 5/15/17 - MBIA Insured                                       5/09 at 101.00         AAA          3,678,513
          500    5.750%, 5/15/29 - MBIA Insured                                       5/09 at 101.00         AAA            541,130

        2,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-          2,430,189
                 Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00        BBB+          1,056,360
                 Refunding Bonds, Memorial Healthcare Center Obligated
                 Group, Series 1999, 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          5,341,950
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24

          500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            505,950
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

          500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            492,675
                 Chelsea Community Hospital, Series 2005,
                 5.000%, 5/15/37 (WI, settling 8/09/05)

        5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          5,785,120
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,195   University of Michigan, Medical Service Plan Revenue                    No Opt. Call         AA+          1,815,902
                 Bonds, Series 1991, 0.000%, 12/01/10


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.4% (3.7% OF TOTAL INVESTMENTS)

$       2,675   Michigan Housing Development Authority, FNMA Limited                 12/20 at 101.00         AAA     $    2,910,052
                 Obligation Multifamily Housing Revenue Bonds, Parkview
                 Place Apartments, Series 2002A, 5.550%, 12/01/34
                 (Alternative Minimum Tax)

        1,800   Michigan Housing Development Authority, FNMA Enhanced                 9/15 at 100.00         Aaa          1,886,796
                 Limited Obligation Multifamily Revenue Bonds, Renaissance
                 Apartments, Series 2002, 5.500%, 8/01/35 (Alternative
                 Minimum Tax)

        3,115   Michigan Housing Development Authority, Rental Housing               12/05 at 102.00         AAA          3,181,412
                 Revenue Bonds, Series 1995B, 6.150%, 10/01/15 -
                 MBIA Insured

        2,110   Michigan Housing Development Authority, Rental Housing                4/09 at 101.00         AAA          2,151,525
                 Revenue Bonds, Series 1999A, 5.300%, 10/01/37 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6% (0.3% OF TOTAL INVESTMENTS)

        1,000   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,037,930
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R          1,002,650
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 2005, 5.250%, 11/15/25

          200   Michigan Strategic Fund, Limited Obligation Revenue                   7/08 at 101.00        BBB+            203,202
                 Refunding Bonds, Porter Hills Presbyterian Village,
                 Series 1998, 5.375%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.0% (0.7% OF TOTAL INVESTMENTS)

        1,750   Dickinson County Economic Development Corporation,                   11/14 at 100.00         BBB          1,793,943
                 Michigan, Pollution Control Revenue Bonds, International
                 Paper Company, Series 2004A, 4.800%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 38.5% (25.9% OF TOTAL INVESTMENTS)

                Anchor Bay School District, Macomb and St. Clair Counties,
                Michigan, Unlimited Tax General Obligation Refunding
                Bonds, Series 2001:
        2,500    5.000%, 5/01/21                                                      5/11 at 100.00          AA          2,652,300
        3,200    5.000%, 5/01/29                                                      5/11 at 100.00          AA          3,317,056

        1,000   Anchor Bay School District, Macomb and St. Clair Counties,            5/12 at 100.00          AA          1,054,020
                 Michigan, General Obligation Refunding Bonds,
                 Series 2002, 5.000%, 5/01/25

        1,000   Belding School District, Ionia, Kent and Montcalm Counties,           5/08 at 100.00         AAA          1,036,360
                 Michigan, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/26 - AMBAC Insured

        1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002,         10/12 at 100.50         AAA          1,284,672
                 5.000%, 10/01/20

        1,320   Bridgeport Spaulding Community School District, Saginaw               5/12 at 100.00          AA          1,463,708
                 County, Michigan, General Obligation Bonds, Series 2002,
                 5.500%, 5/01/16

        2,110   Caledonia Community Schools, Kent, Allegan and Barry                  5/13 at 100.00          AA          2,304,837
                 Counties, Michigan, General Obligation Bonds, Series 2003,
                 5.250%, 5/01/20

        1,285   Caledonia Community Schools, Kent, Allegan and Barry                  5/15 at 100.00         AAA          1,365,981
                 Counties, Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/25 - MBIA Insured

        1,850   Chippewa Valley Schools, Macomb County, Michigan,                     5/15 at 100.00         AAA          1,969,640
                 General Obligation Bonds, Series 2005, 5.000%, 5/01/24 -
                 MBIA Insured

        1,195   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,          4/14 at 100.00         AAA          1,291,209
                 5.250%, 4/01/24 - AMBAC Insured

        2,000   Detroit City School District, Wayne County, Michigan,                   No Opt. Call         AAA          2,404,560
                 General Obligation Bonds, Series 2002A, 6.000%, 5/01/19 -
                 FGIC Insured

        1,065   Edwardsburg Public School, Cass County, Michigan, General             5/14 at 100.00         AAA          1,132,031
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22 - FSA Insured

                Fitzgerald Public School District, Macomb County, Michigan,
                General Obligation Bonds, Series 2004B:
        1,150    5.000%, 5/01/16 - AMBAC Insured                                     11/14 at 100.00         AAA          1,249,751
        2,100    5.000%, 5/01/17 - AMBAC Insured                                     11/14 at 100.00         AAA          2,271,969


                                       25

                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
$       8,900    0.000%, 12/01/25                                                       No Opt. Call         AAA     $    3,452,844
        3,000    0.000%, 12/01/26                                                       No Opt. Call         AAA          1,105,380

        1,400   Howell Public Schools, Livingston County, Michigan, General          11/13 at 100.00          AA          1,493,366
                 Obligation Bonds, Series 2003, 5.000%, 5/01/21

        1,065   Jackson Public Schools, Jackson County, Michigan, General             5/14 at 100.00         AAA          1,132,031
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,              5/12 at 100.00          AA          2,109,860
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24

        1,790   Lansing Building Authority, Michigan, General Obligation              6/13 at 100.00         AAA          1,881,648
                 Bonds, Series 2003A, 5.000%, 6/01/26 - MBIA Insured

        1,785   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          1,901,400
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

        4,000   Michigan, General Obligation Bonds, Environmental Protection          5/13 at 100.00          AA          4,380,560
                 Program, Series 2003A, 5.250%, 5/01/20

        4,300   Montcalm County Building Authority, Michigan, Correctional            5/10 at 100.00         AAA          4,586,036
                 Facility Improvement General Obligation Bonds, Series 2000,
                 5.250%, 5/01/25 - AMBAC Insured

        2,500   Montrose School District, Michigan, School Building and                 No Opt. Call         AAA          3,049,175
                 Site Bonds, Series 1997, 6.000%, 5/01/22 - MBIA Insured

        1,255   Morenci Area Schools, Lenawee County, Michigan, General               5/12 at 100.00         AAA          1,369,870
                 Obligation Bonds, Series 2002, 5.250%, 5/01/19 -
                 MBIA Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,144,220
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,000   Oakland County Building Authority, Michigan, General                  9/11 at 100.00         AAA          1,071,390
                 Obligation Bonds, Series 2002, 5.125%, 9/01/22

        4,200   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          4,905,222
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        1,510   Rockford Public Schools, Kent County, Michigan, General               5/15 at 100.00         AAA          1,601,431
                 Obligation Bonds, Series 2005, 5.000%, 5/01/27 -
                 FSA Insured

        1,655   Southfield Library Building Authority, Michigan, General              5/15 at 100.00         AAA          1,756,567
                 Obligation Bonds, Series 2005, 5.000%, 5/01/26 -
                 MBIA Insured

        1,050   Warren Consolidated School District, Macomb and Oakland              11/11 at 100.00         AAA          1,151,955
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/19 - FSA Insured

        5,000   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          5,258,150
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/21 -
                 MBIA Insured

        1,125   Whitehall District Schools, Muskegon County, Michigan,               11/11 at 100.00          AA          1,243,373
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/17

        1,725   Williamston Community School District, Michigan, Unlimited              No Opt. Call         AAA          2,017,526
                 Tax General Obligation QSBLF Bonds, Series 1996,
                 5.500%, 5/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.0% (12.1% OF TOTAL INVESTMENTS)

          350   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-            345,727
                 Charter School Revenue Bonds, Series 2005,
                 5.125%, 11/01/35 (WI, settling 8/09/05)

        1,800   Wayne County, Dearborn Heights, Michigan, Tax Increment              10/10 at 100.00         AAA          1,893,384
                 Financing Authority, Limited Tax General Obligation Bonds,
                 Police and Courthouse Facility, Series 2001A,
                 5.000%, 10/01/26 - MBIA Insured

        1,000   Grand Rapids Building Authority, Kent County, Michigan,                 No Opt. Call          AA          1,100,270
                 Limited Tax General Obligation Bonds, Series 1998,
                 5.000%, 4/01/16

        1,345   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,411,725
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

        1,100   Michigan Municipal Bond Authority, Clean Water Revolving             10/12 at 100.00         AAA          1,206,128
                 Fund Revenue Refunding Bonds, Series 2002,
                 5.250%, 10/01/18


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$          65   Michigan Municipal Bond Authority, Local Government Loan             11/05 at 100.00           A     $       65,203
                 Program Revenue Sharing Bonds, Series 1992D,
                 6.650%, 5/01/12

        1,150   Michigan Municipal Bond Authority, Drinking Water Revolving          10/14 at 100.00         AAA          1,229,764
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23

        1,500   Michigan Municipal Bond Authority, Clean Water Revolving             10/15 at 100.00         AAA          1,614,525
                 Fund Revenue Bonds, Series 2005, 5.000%, 10/01/22

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,100    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA          5,429,052
        5,000    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          5,308,950

                Michigan, Certificates of Participation, Series 2000:
        2,000    5.500%, 6/01/19 - AMBAC Insured                                      6/10 at 100.00         AAA          2,174,220
        2,000    5.500%, 6/01/27 - AMBAC Insured                                      6/10 at 100.00         AAA          2,158,980

        3,500   Michigan State Trunk Line, Fund Refunding Bonds,                     10/12 at 100.00         AAA          3,811,220
                 Series 2002, 5.250%, 10/01/21 - FSA Insured

        4,100   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00           A          4,556,084
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36

          915   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB-          1,100,928
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.6 % (0.4% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding         7/12 at 100.00         AAA          1,053,570
                 Bonds, Series 2002, 5.250%, 7/01/21 (Alternative Minimum
                 Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 35.8% (24.2% OF TOTAL INVESTMENTS)

                Allegan County Public School District, Michigan, General
                Obligation Bonds, Series 2000:
        1,850    5.600%, 5/01/20 (Pre-refunded to 5/01/10) - FSA Insured              5/10 at 100.00         AAA          2,039,348
        1,435    5.750%, 5/01/30 (Pre-refunded to 5/01/10) - FSA Insured              5/10 at 100.00         AAA          1,591,286

        2,190   Anchor Bay School District, Macomb and St. Clair Counties,            5/09 at 100.00         AAA          2,409,964
                 Michigan, General Obligation Bonds, Series 1999I,
                 6.000%, 5/01/29 (Pre-refunded to 5/01/09) - FGIC Insured

        1,000   Charlotte Public School District, Easton County, Michigan,            5/09 at 100.00         AAA          1,074,080
                 General Obligation Unlimited Tax School Building and
                 Site Bonds, Series 1999, 5.250%, 5/01/25 (Pre-refunded
                 to 5/01/09) - FGIC Insured

          220   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            234,230
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Clarkston Community Schools, Michigan, General Obligation             5/07 at 100.00         AAA          2,081,460
                 Bonds, School Bond Loan Fund - QSBLF, Series 1997,
                 5.250%, 5/01/23 (Pre-refunded to 5/01/07) - MBIA Insured

        1,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          1,113,990
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded to
                 1/01/10) - FGIC Insured

                Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                Series 1997A:
          950    5.500%, 7/01/20 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,004,730
        1,730    5.000%, 7/01/22 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,813,611

        2,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            1/10 at 101.00         AAA          2,223,000
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        3,400    5.750%, 7/01/28 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 101.00         AAA          3,846,216
          770    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA            844,297

        1,000   East China School District, St. Clair County, Michigan, General      11/11 at 100.00       AA***          1,113,100
                 Obligation Bonds, Series 2001, 5.500%, 5/01/20
                 (Pre-refunded to 11/01/11)

        2,000   East Grand Rapids Public Schools, Kent County, Michigan,              5/09 at 100.00         AAA          2,200,880
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 6.000%, 5/01/29 (Pre-refunded to
                 5/01/09) - FSA Insured

        1,085   Freeland Community School District, Saginaw, Midland and              5/10 at 100.00       AA***          1,179,449
                 Bay Counties, Michigan, General Obligation Bonds,
                 Series 2000, 5.250%, 5/01/19 (Pre-refunded to 5/01/10)

        1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00       AA***          1,669,650
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17 (Pre-refunded to 11/01/11)

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00       AA***          3,855,390
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21
                 (Pre-refunded to 7/15/11)


                                       27


                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       1,000   Michigan, Certificates of Participation, New Center                   9/11 at 100.00         AAA     $    1,101,120
                 Development Inc., Series 2001, 5.375%, 9/01/21
                 (Pre-refunded to 9/01/11) - MBIA Insured

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Ascension Health Credit Group, Series 1999A:
        1,000    6.125%, 11/15/23 (Pre-refunded to 11/15/09) - MBIA Insured          11/09 at 101.00         AAA          1,122,810
        2,500    6.125%, 11/15/26 (Pre-refunded to 11/15/09)                         11/09 at 101.00         AAA          2,807,025

        3,300   Michigan State Hospital Finance Authority, Hospital Revenue           1/07 at 102.00      N/R***          3,518,295
                 Bonds, Presbyterian Villages of Michigan Obligated Group,
                 Series 1997, 6.375%, 1/01/25 (Pre-refunded to 1/01/07)

        3,460   Michigan State Hospital Finance Authority, Hospital Revenue           5/08 at 101.00         AAA          3,596,878
                 Refunding Bonds, St. John's Health System, Series 1998A,
                 5.000%, 5/15/28 - AMBAC Insured

          250   Michigan South Central Power Agency, Power Supply System                No Opt. Call       A3***            282,530
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A,                 11/11 at 100.00         AAA          1,085,200
                 5.000%, 11/01/25 (Pre-refunded to 11/01/11) - FSA Insured

        1,100   Michigan Strategic Fund, Limited Obligation Revenue Refunding         7/08 at 101.00     BBB+***          1,181,180
                 Bonds, Porter Hills Presbyterian Village, Series 1998,
                 5.375%, 7/01/28 (Pre-refunded to 7/01/08)

        2,875   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          3,188,116
                 Michigan, General Obligation Bonds, Series 2000A,
                 5.750%, 5/01/24 (Pre-refunded to 5/01/10) - FGIC Insured

        1,625   Northville Public Schools, Wayne County, Michigan, General           11/11 at 100.00       AA***          1,797,445
                 Obligation Bonds, Series 2001, 5.375%, 5/01/18
                 (Pre-refunded to 11/01/11)

        4,000   Pinckney Community Schools, Livingston and Washtenaw                  5/07 at 100.00         AAA          4,179,920
                 Counties, Michigan, Unlimited Tax General Obligation
                 School Building and Site Bonds, Series 1997,
                 5.500%, 5/01/27 (Pre-refunded to 5/01/07) - FGIC Insured

        1,125   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***          1,273,973
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/39
                 (Pre-refunded to 7/01/10)

           85   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call     BBB-***            106,695
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,108,910
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC Insured

        2,100   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          2,292,465
                 Unlimited Tax General Obligation School  Building and
                 Site Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded
                 to 5/01/09) - FGIC Insured

        2,500   Taylor Building Authority, Wayne, Michigan, Limited Tax               3/10 at 100.00         AAA          2,699,150
                 General Obligation Bonds, Series 2000, 5.125%, 3/01/17
                 (Pre-refunded to 3/01/10) - AMBAC Insured

        1,980   Washtenaw County Building Authority, Michigan, Limited                9/07 at 100.00         AAA          2,080,485
                 Tax General Obligation Bonds, Series 1999, 5.400%, 9/01/17
                 (Pre-refunded to 9/01/07) - FGIC Insured

        2,600   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA          2,900,222
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 5.900%, 5/01/18 (Pre-refunded
                 to 5/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.1% (8.2% OF TOTAL INVESTMENTS)

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          3,213,960
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        3,225   Michigan South Central Power Agency, Power Supply System                No Opt. Call          A3          3,542,243
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding           No Opt. Call         AAA          4,770,110
                 Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21 - AMBAC Insured

        2,000   Michigan Strategic Fund, Limited Obligation Pollution Control           No Opt. Call         Aaa          2,107,020
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          4,200,040
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Revenue                  12/12 at 100.00         AAA          3,192,000
                 Refunding Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,061,780
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         400   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA     $      431,520
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.3% (6.9% OF TOTAL INVESTMENTS)

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,766,010
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        2,000   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          2,159,400
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2003A:
        4,025    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA          4,263,884
        3,000    5.000%, 7/01/25 - MBIA Insured                                       7/13 at 100.00         AAA          3,175,560

          730   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA            782,443
                 Bonds, Series 2001A, 5.250%, 7/01/33 - FGIC Insured

        4,210   Michigan Municipal Bond Authority, Clean Water Revolving             10/14 at 100.00         AAA          4,548,821
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19

                Muskegon Heights, Muskegon County, Michigan, Water
                Supply System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25 - MBIA Insured                                     11/10 at 100.00         Aaa          1,139,965
        1,160    5.625%, 11/01/30 - MBIA Insured                                     11/10 at 100.00         Aaa          1,271,495
------------------------------------------------------------------------------------------------------------------------------------
$     263,609   Total Long-Term Investments (cost $255,798,715) - 148.4%                                                275,820,083
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      4,079,557
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.6)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  185,899,640
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.0% (4.8% OF TOTAL INVESTMENTS)

                Eastern Michigan University, General Revenue Bonds,
                Series 2003:
$       1,000    5.000%, 6/01/28 - FGIC Insured                                       6/13 at 100.00         AAA     $    1,048,480
        1,450    5.000%, 6/01/33 - FGIC Insured                                       6/13 at 100.00         AAA          1,515,381

        2,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          2,098,200
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured

        3,500   Wayne State University, Michigan, General Revenue Bonds,             11/09 at 101.00         AAA          3,719,765
                 Series 1999, 5.125%, 11/15/29 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.6% (10.7% OF TOTAL INVESTMENTS)

        2,050   Dearborn Hospital Finance Authority, Michigan, Hospital              11/05 at 102.00         AAA          2,107,216
                 Revenue Bonds, Oakwood Obligated Group, Series 1995A,
                 5.875%, 11/15/25 - FGIC Insured

        2,200   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          2,319,834
                 Mortgage Hospital Revenue Bonds, Portage Health System
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      8/05 at 100.00         BB-          2,000,400
          500    6.500%, 8/15/18                                                      8/05 at 100.00         BB-            500,125

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          1,620,915
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue           5/09 at 101.00         AAA          4,329,040
                 Refunding Bonds, Mercy Mt. Clemens Corporation Obligated
                 Group, Series 1999A, 5.750%, 5/15/29 - MBIA Insured

          500   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A+            528,720
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          4,594,077
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24

          325   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            328,868
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

          425   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            425,327
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/25
                 (WI, settling 8/09/05)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5% (4.5% OF TOTAL INVESTMENTS)

          950   Michigan Housing Development Authority, GNMA Collateralized           4/12 at 102.00         Aaa            991,477
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32
                 (Alternative Minimum Tax)

          500   Michigan Housing Development Authority, FNMA Enhanced                 9/15 at 100.00         Aaa            526,560
                 Limited Obligation Multifamily Revenue Bonds, Renaissance
                 Apartments, Series 2002, 5.350%, 8/01/22 (Alternative
                 Minimum Tax)

        2,400   Michigan Housing Development Authority, Limited Obligation           10/05 at 102.00         AAA          2,450,400
                 Revenue Bonds, Walled Lake Villa Project, Series 1993,
                 6.000%, 4/15/18 - FSA Insured

        1,500   Michigan Housing Development Authority, Limited Obligation           10/05 at 101.00         AAA          1,519,740
                 Revenue Bonds, Breton Village Green Project, Series 1993,
                 5.625%, 10/15/18 - FSA Insured

                Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8
                Assisted Multifamily Housing Revenue Refunding Bonds, Clinton
                Place Project, Series 1992A:
          845    6.600%, 6/01/13                                                     12/05 at 100.00         AAA            846,310
        1,500    6.600%, 6/01/22                                                     12/05 at 100.00         AAA          1,532,565


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

          665   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R            666,762
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 2005, 5.250%, 11/15/25


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,050   Dickinson County Economic Development Corporation,                   11/14 at 100.00         BBB          1,076,366
                 Michigan, Pollution Control Revenue Bonds, International
                 Paper Company, Series 2004A, 4.800%, 11/01/18


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 51.8% (35.8% OF TOTAL INVESTMENTS)

$       2,500   Anchor Bay School District, Macomb and St. Clair Counties,            5/11 at 100.00          AA     $    2,652,300
                 Michigan, Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.000%, 5/01/21

        1,475   Anchor Bay School District, Macomb and St. Clair Counties,           11/13 at 100.00          AA          1,573,368
                 Michigan, General Obligation Bonds, Series 2003,
                 5.000%, 5/01/21

        2,250   Caledonia Community Schools, Kent, Allegan and Barry                  5/15 at 100.00         AAA          2,388,083
                 Counties, Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/26 - MBIA Insured

        1,375   Chippewa Valley Schools, Macomb County, Michigan, General             5/11 at 100.00          AA          1,428,859
                 Obligation Bonds, Series 2001, 5.000%, 5/01/26

        2,665   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,          4/14 at 100.00         AAA          2,879,559
                 5.250%, 4/01/24 - AMBAC Insured

                Detroit City School District, Wayne County, Michigan,
                General Obligation Bonds, Series 2002A:
        1,815    6.000%, 5/01/20 - FGIC Insured                                         No Opt. Call         AAA          2,199,471
          750    6.000%, 5/01/21 - FGIC Insured                                         No Opt. Call         AAA            912,667

        2,500   Detroit City School District, Wayne County, Michigan,                 5/13 at 100.00         AAA          2,651,775
                 General Obligation Bonds, Series 2003B, 5.000%, 5/01/23 -
                 FGIC Insured

        7,000   Detroit-Wayne County Stadium Authority, Michigan, Limited             2/07 at 102.00         AAA          7,331,380
                 Tax General Obligation Building Authority Stadium Bonds,
                 Series 1997, 5.250%, 2/01/27 - FGIC Insured

        3,815   East Lansing Building Authority, Ingham and Clinton Counties,         4/11 at 100.00          AA          4,116,767
                 Michigan, Unlimited Tax General Obligation Building Authority
                 Bonds, Series 2000, 5.375%, 4/01/25

        1,350   Gull Lake Community Schools, Barry and Calhoun Counties,              5/14 at 100.00         AAA          1,431,904
                 Kalamazoo, Michigan, General Obligation Bonds,
                 Series 2004, 5.000%, 5/01/23 - FSA Insured

        2,000   Howell Public Schools, Livingston County, Michigan, General          11/13 at 100.00          AA          2,126,880
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22

        1,000   Lansing School District, Ingham County, Michigan, General             5/14 at 100.00          AA          1,062,940
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22

        1,185   Linden Community School District, Genesse County, Michigan,          11/13 at 100.00          AA          1,264,028
                 General Obligation Bonds, Series 2003, 5.000%, 5/01/21

        1,000   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          1,065,210
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

                Michigan, General Obligation Bonds, Environmental Protection
                Program, Series 2003A:
        1,000    5.250%, 5/01/20                                                      5/13 at 100.00          AA          1,095,140
        2,000    5.250%, 5/01/21                                                      5/13 at 100.00          AA          2,187,480

        1,000   Otsego Public Schools District, Allegan and Kalamazoo                 5/14 at 100.00         AAA          1,057,670
                 Counties, Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 - FSA Insured

        1,100   Oxford Area Community Schools, Oakland and Lapeer                     5/14 at 100.00         AAA          1,163,437
                 Counties, Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 - FSA Insured

        2,515   Plainwell Community Schools, Allegan County, Michigan,               11/12 at 100.00          AA          2,629,156
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/28

        1,000   Rockford Public Schools, Kent County, Michigan, General               5/15 at 100.00         AAA          1,060,550
                 Obligation Bonds, Series 2005, 5.000%, 5/01/27 -
                 FSA Insured

                South Lyon Community Schools, Oakland, Washtenaw and
                Livingston Counties, Michigan, General Obligation Bonds,
                Series 2003:
        2,350    5.250%, 5/01/19 - FGIC Insured                                      11/12 at 100.00         AAA          2,579,008
        1,575    5.250%, 5/01/22 - FGIC Insured                                      11/12 at 100.00         AAA          1,714,892

        1,425   Walled Lake Consolidated School District, Oakland County,             5/14 at 100.00         AAA          1,555,943
                 Michigan, General Obligation Bonds, Series 2004,
                 5.250%, 5/01/20 - MBIA Insured

        2,830   Warren Consolidated School District, Macomb and Oakland               5/13 at 100.00          AA          3,091,322
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 2003, 5.250%, 5/01/20

                Wayne County, Michigan, Limited Tax General Obligation Airport
                Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                Airport, Series 2001A:
        1,500    5.500%, 12/01/18 - MBIA Insured                                     12/11 at 101.00         AAA          1,662,675
        4,270    5.000%, 12/01/30 - MBIA Insured                                     12/11 at 101.00         AAA          4,460,271


                                       31

                        Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,950   West Bloomfield School District, Oakland County, Michigan,            5/14 at 100.00         AAA     $    3,135,673
                 General Obligation Bonds, Series 2004, 5.000%, 5/01/22 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.8% (14.4% OF TOTAL INVESTMENTS)

          220   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-            217,314
                 Charter School Revenue Bonds, Series 2005,
                 5.125%, 11/01/35 (WI, settling 8/09/05)

        2,800   Michigan Municipal Bond Authority, Drinking Water Revolving          10/14 at 100.00         AAA          2,994,208
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23

        1,000   Michigan Municipal Bond Authority, Clean Water Revolving             10/15 at 100.00         AAA          1,076,350
                 Fund Revenue Bonds, Series 2005, 5.000%, 10/01/22

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities         10/10 at 100.00         AA-          1,618,005
                 Program, Series 2000I, 5.375%, 10/15/20

                Michigan State Building Authority, Revenue Bonds, Facilities
                Program, Series 2001I:
        2,570    5.500%, 10/15/19                                                    10/11 at 100.00         AA-          2,835,712
        6,500    5.000%, 10/15/24                                                    10/11 at 100.00         AA-          6,827,730

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,000    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA          5,322,600
        2,480    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          2,633,239

        1,500   Michigan, Comprehensive Transportation Revenue Refunding             11/11 at 100.00         AAA          1,604,805
                 Bonds, Series 2001A, 5.000%, 11/01/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.7% (0.4% OF TOTAL INVESTMENTS)

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,       12/05 at 100.00         CCC            809,430
                 American Airlines Inc., Series 1993A, 6.300%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 18.7% (12.9% OF TOTAL INVESTMENTS)

        1,000   Central Montcalm Public Schools, Montcalm and Ionia                   5/09 at 100.00         AAA          1,091,650
                 Counties, Michigan, General Obligation Unlimited Tax School
                 Building and Site Bonds, Series 1999, 5.750%, 5/01/24
                 (Pre-refunded to 5/01/09) - MBIA Insured

          310   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            330,051
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

          500   Detroit City School District, Wayne County, Michigan,                 5/12 at 100.00         AAA            558,140
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/21 (Pre-refunded to 5/01/12) -
                 FSA Insured

        2,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          2,227,980
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10) -
                 FGIC Insured

        1,385   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA          1,518,639
                 Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded to
                 7/01/11) - FGIC Insured

        4,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            1/10 at 101.00         AAA          4,446,000
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured

        1,000   Michigan, Certificates of Participation, New Center                   9/11 at 100.00         AAA          1,101,120
                 Development Inc., Series 2001, 5.375%, 9/01/21
                 (Pre-refunded to 9/01/11) - MBIA Insured

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/05 at 100.00         AAA          3,202,500
                 Refunding Bonds, St. John's Hospital, Series 1993A,
                 6.000%, 5/15/13 - AMBAC Insured

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00         AAA          2,807,025
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 6.125%, 11/15/26 (Pre-refunded to 11/15/09)

           75   Michigan South Central Power Agency, Power Supply System                No Opt. Call       A3***             84,759
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,240   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          1,368,266
                 Michigan, General Obligation Bonds, Series 2000A,
                 5.625%, 5/01/16 (Pre-refunded to 5/01/10) - FGIC Insured

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,108,910
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded to 5/01/10) - FGIC Insured

        1,500   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          1,637,475
                 Unlimited Tax General Obligation School Building and
                 Site Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded
                 to 5/01/09) - FGIC Insured


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       1,000   Saginaw Valley State University, Michigan, General Revenue            7/09 at 100.00         Aaa     $    1,090,430
                 Bonds, Series 1999, 5.625%, 7/01/29 (Pre-refunded to
                 7/01/09) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6% (9.4% OF TOTAL INVESTMENTS)

        1,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,071,320
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

          925   Michigan South Central Power Agency, Power Supply System                No Opt. Call          A3          1,015,992
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,000   Michigan Strategic Fund, Limited Obligation Pollution Control           No Opt. Call         Aaa          3,160,530
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        5,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          5,250,050
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          3,192,000
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,061,780
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,               10/08 at 101.00         AAA          1,609,515
                 Series 2002, 5.375%, 10/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.8% (6.1% OF TOTAL INVESTMENTS)

        2,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue       7/15 at 100.00         AAA          2,114,520
                 Bonds, Series 2005A, 5.000%, 7/01/30 - MBIA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue         No Opt. Call         AAA          1,766,010
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        4,960   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       7/13 at 100.00         AAA          5,355,309
                 Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        1,315   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,     7/11 at 100.00         AAA          1,409,470
                 Series 2001A, 5.250%, 7/01/33 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     163,635   Total Long-Term Investments (cost $164,461,546) - 145.0%                                                174,743,770
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      1,730,969
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.5)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $  120,474,739
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (4.8% OF TOTAL INVESTMENTS)

$       1,150   Michigan Higher Education Facilities Authority, Limited Obligation    9/11 at 100.00         Aaa     $    1,197,369
                 Revenue Refunding Bonds, Kettering University, Series 2001,
                 5.000%, 9/01/26 - AMBAC Insured

        1,010   Michigan Technological University, General Revenue Bonds,            10/13 at 100.00         AAA          1,081,437
                 Series 2004A, 5.000%, 10/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.9% (10.6% OF TOTAL INVESTMENTS)

          500   Allegan Hospital Finance Authority, Michigan, Revenue Bonds,         11/09 at 101.00         N/R            532,620
                 Allegan General Hospital, Series 1999, 7.000%, 11/15/21

          700   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba3            707,329
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          500   Michigan State Hospital Finance Authority, Hospital Revenue           5/06 at 102.00          A1            510,170
                 Refunding Bonds, Henry Ford Health System, Series 1995A,
                 5.250%, 11/15/20

          750   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A+            793,080
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

          200   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            202,380
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

          425   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            420,856
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30
                 (WI, settling 8/09/05)

        1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          1,893,312
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.6% (3.7% OF TOTAL INVESTMENTS)

        1,700   Michigan Housing Development Authority, GNMA                          8/12 at 102.00         Aaa          1,782,943
                 Collateralized Limited Obligation Multifamily Housing
                 Revenue Bonds, Cranbrook Apartments, Series 2001A,
                 5.400%, 2/20/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.1% (2.7% OF TOTAL INVESTMENTS)

        1,250   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,297,413
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

          500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,              No Opt. Call        BBB+            490,905
                 Republic Services Inc., Series 2001, 4.250%, 8/01/31
                 (Alternative Minimum Tax) (Mandatory put 4/01/14)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

          335   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R            335,888
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 2005, 5.250%, 11/15/25


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)

          500   Dickinson County Economic Development Corporation,                   11/14 at 100.00         BBB            512,555
                 Michigan, Pollution Control Revenue Bonds, International
                 Paper Company, Series 2004A, 4.800%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 41.9% (28.0% OF TOTAL INVESTMENTS)

          500   Fitzgerald Public School District, Macomb County, Michigan,          11/14 at 100.00         AAA            543,370
                 General Obligation Bonds, Series 2004B, 5.000%, 5/01/16 -
                 AMBAC Insured

        1,000   Garden City School District, Wayne County, Michigan,                  5/11 at 100.00          AA          1,039,170
                 General Obligation Refunding Bonds, Series 2001,
                 5.000%, 5/01/26

        2,200   Huron School District, Wayne and Monroe Counties, Michigan,           5/11 at 100.00         AAA          2,376,308
                 General Obligation Bonds, Series 2001, 5.375%, 5/01/26 -
                 FSA Insured

        1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00          AA          1,562,385
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         500   Jackson Public Schools, Jackson County, Michigan, General             5/14 at 100.00         AAA     $      531,470
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

        1,150   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,196,230
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,000   Oxford Area Community Schools, Oakland and Lapeer                    11/11 at 100.00          AA          1,105,220
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

          500   Warren Building Authority, Michigan, Limited Tax General             11/10 at 100.00         AAA            534,310
                 Obligation Bonds, Series 2001, 5.150%, 11/01/22 -
                 FGIC Insured

                Washtenaw County, Michigan, Limited Tax General Obligation
                Bonds, Sylvan Township Water and Wastewater System,
                Series 2001:
          500    5.000%, 5/01/19 - MBIA Insured                                       5/09 at 100.50         AAA            529,160
          800    5.000%, 5/01/20 - MBIA Insured                                       5/09 at 100.50         AAA            841,032

        1,650   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          1,723,524
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/30 -
                 MBIA Insured

        1,300   Willow Run Community Schools, Washtenaw County,                       5/11 at 100.00          AA          1,379,196
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.8% (9.9% OF TOTAL INVESTMENTS)

          115   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-            113,596
                 Charter School Revenue Bonds, Series 2005,
                 5.125%, 11/01/35 (WI, settling 8/09/05)

        1,100   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,154,571
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

        1,000   Michigan Municipal Bond Authority, Clean Water Revolving             10/15 at 100.00         AAA          1,076,350
                 Fund Revenue Bonds, Series 2005, 5.000%, 10/01/22

        1,205   Michigan State Building Authority, Revenue Bonds, Facilities         10/11 at 100.00         AA-          1,265,756
                 Program, Series 2001I, 5.000%, 10/15/24

          915   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB-          1,100,928
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 29.0% (19.3% OF TOTAL INVESTMENTS)

        1,000   Detroit City School District, Wayne County, Michigan, General         5/13 at 100.00         AAA          1,118,270
                 Obligation Bonds, Series 2002A, 5.375%, 5/01/24
                 (Pre-refunded to 5/01/13) - FGIC Insured

        1,000   Detroit City School District, Wayne County, Michigan,                 5/12 at 100.00         AAA          1,116,280
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/21 (Pre-refunded to 5/01/12) -
                 FSA Insured

          515   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA            564,692
                 Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded to
                 7/01/11) - FGIC Insured

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00       AA***          1,101,540
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21
                 (Pre-refunded to 7/15/11)

        1,000   Michigan Municipal Bond Authority, Drinking Water Revolving          10/10 at 101.00         AAA          1,131,180
                 Fund Revenue Bonds, Series 2000, 5.875%, 10/01/17
                 (Pre-refunded to 10/01/10)

        2,000   Michigan State Trunk Line, Fund Bonds, Series 2001A,                 11/11 at 100.00         AAA          2,170,400
                 5.000%, 11/01/25 (Pre-refunded to 11/01/11) - FSA Insured

          235   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         Aaa            257,562
                 Series 2001A, 5.125%, 7/01/31 (Pre-refunded to 7/01/11)

          500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA            549,965
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

           85   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call     BBB-***            106,695
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        1,000   Rochester Community School District, Oakland and Macomb              11/11 at 100.00       AA***          1,100,810
                 Counties, Michigan, General Obligation Bonds, Series 2001II,
                 5.500%, 5/01/22 (Pre-refunded to 11/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.3% (10.2% OF TOTAL INVESTMENTS)

        1,115   Lansing Board of Water and Light, Michigan, Steam and                 7/13 at 100.00         AAA          1,189,872
                 Electric Utility System Revenue Bonds, Series 2003A,
                 5.000%, 7/01/21 - FSA Insured


                                       35


                        Nuveen Michigan Dividend Advantage Municipal Fund (NZW) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,235   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA     $    1,334,702
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 -
                 AMBAC Insured

        2,215   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          2,332,262
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.0% (8.0% OF TOTAL INVESTMENTS)

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,177,340
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          1,079,700
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        1,000    5.000%, 7/01/30 - FGIC Insured                                       7/11 at 100.00         AAA          1,037,020
          485    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA            519,842
------------------------------------------------------------------------------------------------------------------------------------
$      44,640   Total Long-Term Investments (cost $44,948,958) - 150.0%                                                  47,718,965
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        101,697
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   31,820,662
                ====================================================================================================================

                FORWARD SWAP CONTRACTS OUTSTANDING AT JULY 31, 2005:
                                                                                                                         UNREALIZED
                                                                                NOTIONAL    EFFECTIVE   TERMINATION    APPRECIATION
                                                                                  AMOUNT       DATE(2)         DATE   (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                Agreement with Morgan Stanley dated January 31, 2005, to pay semi-annually the notional amount multiplied by 5.058%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                      $1,500,000      8/16/05       8/16/35        $(22,132)

                Agreement with JPMorgan dated June 21, 2005, to pay
                semi-annually the notional amount multiplied by 4.833%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                         700,000       2/9/06        2/9/36          16,910
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                           $ (5,222)
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       2,730   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,822,274
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.2% (7.0% OF TOTAL INVESTMENTS)

        1,200   Ohio Higher Educational Facilities Commission, Revenue Bonds,         9/06 at 101.00         Ba1          1,225,500
                 University of Findlay, Series 1996, 6.125%, 9/01/16

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/11 at 100.00        Baa1          1,077,220
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,415   Ohio Higher Educational Facilities Commission, Revenue Bonds,        11/14 at 100.00          AA          1,512,182
                 Denison University, Series 2004, 5.000%, 11/01/21

        1,320   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/14 at 100.00         AAA          1,401,338
                 University of Dayton, Series 2004, 5.000%, 12/01/25 -
                 AMBAC Insured

        1,750   Ohio Higher Education Facilities Commission, General Revenue         10/13 at 100.00          AA          1,861,773
                 Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24

        1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa1          1,012,020
                 Wittenburg University, Series 2005, 5.000%, 12/01/29

        1,200   Ohio State University, General Receipts Bonds, Series 2002A,         12/12 at 100.00          AA          1,263,216
                 5.125%, 12/01/31

        3,000   Ohio State University, General Receipts Bonds, Series 2003B,          6/13 at 100.00          AA          3,288,090
                 5.250%, 6/01/22

        1,510   University of Akron, Ohio, General Receipts Bonds, Series 2003A,      1/13 at 100.00         AAA          1,609,086
                 5.000%, 1/01/21 - AMBAC Insured

          850   University of Cincinnati, Ohio, General Receipts Bonds,               6/13 at 100.00         AAA            904,018
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

        1,200   University of Cincinnati, Ohio, General Receipts Bonds,               6/14 at 100.00         AAA          1,288,080
                 Series 2004D, 5.000%, 6/01/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.1% (17.1% OF TOTAL INVESTMENTS)

        2,000   Akron, Bath and Copley Joint Township Hospital District,             11/09 at 101.00        Baa1          2,043,680
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System, Series 1998A, 5.375%, 11/15/24

        1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and                 2/07 at 102.00         AAA          1,056,320
                 Improvement Bonds, MetroHealth System, Series 1997,
                 5.625%, 2/15/17 - MBIA Insured

        2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00         Aa3          2,214,120
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

        4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          4,737,555
                 Regional Medical Center, Series 2002A, 5.625%, 8/15/32

                Franklin County, Ohio, Hospital Revenue Refunding and
                Improvement Bonds, Children's Hospital Project, Series 1996A:
        1,000    5.750%, 11/01/20                                                    11/06 at 101.00         Aa2          1,027,750
        1,500    5.875%, 11/01/25                                                    11/06 at 101.00         Aa2          1,541,280

        2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital             5/14 at 100.00         AAA          2,697,677
                 Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured

        2,405   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+          2,489,247
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.250%, 5/15/16

        1,500   Montgomery County, Ohio, Hospital Facilities Revenue                  4/06 at 102.00         AAA          1,555,035
                 Refunding and Improvement Bonds, Kettering Medical Center,
                 Series 1996, 5.625%, 4/01/16 - MBIA Insured

        3,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00          A2          3,330,180
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18


                                       37


                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

                Montgomery County, Ohio, Revenue Bonds, Catholic Health
                Initiatives, Series 2004A:
$       2,500    5.000%, 5/01/30                                                      5/14 at 100.00          AA     $    2,600,475
        2,500    5.000%, 5/01/32                                                        No Opt. Call          AA          2,599,925

        6,000   Parma Community General Hospital Association, Ohio, Hospital         11/08 at 101.00          A-          6,170,580
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29

        2,500   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-          2,720,450
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30

        1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding            10/10 at 100.00          A3          1,643,955
                 and Improvement Bonds, Trinity Health System, Series 2000,
                 6.375%, 10/01/20

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          1,881,485
                 Union Hospital Project, Series 2001, 5.750%, 10/01/21 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.8% (4.6% OF TOTAL INVESTMENTS)

        1,385   Clermont County, Ohio, GNMA Collateralized Mortgage Revenue           8/05 at 101.00         Aaa          1,400,083
                 Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30

          975   Cuyahoga County, Ohio, GNMA Collateralized Multifamily                9/10 at 102.00         Aaa          1,005,313
                 Housing Mortgage Revenue Bonds, West Tech Apartments
                 Project, Series 2002A, 5.350%, 3/20/33 (Alternative
                 Minimum Tax)

        1,435   Cuyahoga County, Ohio, GNMA Collateralized Loan Multifamily           6/08 at 105.00         Aaa          1,545,151
                 Housing Revenue Bonds, Water Street Associates Ltd.,
                 Series 1997, 6.150%, 12/20/26 (Alternative Minimum Tax)

                Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                Mortgage Revenue Bonds, Longwood Phase One Associates LP, Series
                2001A:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,596,547
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,350,012

        1,000   Cuyahoga County, Ohio, GNMA Collateralized Multifamily                9/12 at 102.00         Aaa          1,047,110
                 Housing Mortgage Revenue Bonds, Livingston Park
                 Apartments Project, Series 2002A, 5.350%, 9/20/27
                 (Alternative Minimum Tax)

          985   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/06 at 102.00          Aa          1,001,686
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.6% (3.2% OF TOTAL INVESTMENTS)

        1,500   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa          1,555,365
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

        2,645   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/08 at 101.50         AAA          2,724,112
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 (Alternative Minimum
                 Tax) - FSA Insured

        2,605   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/08 at 102.00         Aaa          2,681,691
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1997B, 5.400%, 9/01/29 (Alternative Minimum Tax)

          355   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            368,295
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)

          530   Cleveland-Cuyahoga County Port Authority, Ohio, Bond Fund            11/14 at 100.00         N/R            539,673
                 Program Development Revenue Bonds, Myers University,
                 Series 2004E, 5.600%, 5/15/25


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.5% OF TOTAL INVESTMENTS)

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB          1,042,410
                 Revenue Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 46.4% (31.7% OF TOTAL INVESTMENTS)

        1,000   Ansonia Local School District, Darke County, Ohio, General           12/10 at 102.00         Aaa          1,112,160
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22 -
                 MBIA Insured

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,054,770
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

          270   Berea City School District, Ohio, General Obligation Unlimited       12/05 at 100.00         AAA            273,780
                 Tax School Improvement Bonds, Series 1993,
                 7.500%, 12/15/06 - AMBAC Insured


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Butler County, Ohio, General Obligation Judgment Bonds,
                Series 2002:
$       2,030    5.250%, 12/01/21                                                    12/12 at 101.00         Aa3     $    2,229,123
        2,140    5.250%, 12/01/22                                                    12/12 at 101.00         Aa3          2,345,440

                Butler County, Ohio, General Obligation Bonds, Series 2002:
        1,345    5.000%, 12/01/21 - MBIA Insured                                     12/12 at 100.00         Aaa          1,436,944
        1,200    5.000%, 12/01/22 - MBIA Insured                                     12/12 at 101.00         Aaa          1,277,832

        1,560   Canal Winchester Local School District, Franklin and Fairfield       12/11 at 100.00         Aaa          1,625,645
                 Counties, Ohio, School Facilities Construction and Improvement
                 Bonds, Series 2001B, 5.000%, 12/01/28 - FGIC Insured

        1,500   Centerville City School District, Montgomery County, Ohio,            6/15 at 100.00         Aaa          1,588,995
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

        1,000   Central Ohio Solid Waste Authority, General Obligation Bonds,         6/14 at 100.00         AAA          1,085,260
                 Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

        1,000   Cincinnati City School District, Hamilton County, Ohio,              12/11 at 100.00         AAA          1,099,450
                 General Obligation Bonds, Series 2001, 5.375%, 12/01/15 -
                 MBIA Insured

        2,600   Cincinnati City School District, Hamilton County, Ohio, General      12/12 at 100.00         AAA          2,835,872
                 Obligation Bonds, Series 2002, 5.250%, 6/01/21 -
                 FSA Insured

        1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,           6/14 at 100.00         AAA          1,064,210
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                 FSA Insured

        1,200   Cuyahoga County, Ohio, General Obligation Bonds,                     12/14 at 100.00         AA+          1,288,332
                 Series 2004, 5.000%, 12/01/21

        1,000   Dayton, Ohio, General Obligation Bonds, Series 2004,                  6/14 at 100.00         AAA          1,095,750
                 5.250%, 12/01/19 - AMBAC Insured

        1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement              12/10 at 100.00         Aaa          1,060,920
                 Bonds, Series 2000A, 5.000%, 12/01/20

        1,000   Dublin City School District, Franklin, Delaware and Union            12/13 at 100.00         AAA          1,064,860
                 Counties, Ohio, General Obligation Bonds, Series 2003,
                 5.000%, 12/01/22 - FSA Insured

        1,195   Fairview Park City School District, Cuyahoga County, Ohio,            6/15 at 100.00         Aaa          1,275,806
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                 MBIA Insured

        1,300   Franklin County, Ohio, Limited Tax General Obligation Refunding      12/08 at 102.00         AAA          1,407,432
                 Bonds, Series 1993, 5.375%, 12/01/20

        2,000   Garfield Heights City School District, Cuyahoga County, Ohio,        12/11 at 100.00         Aaa          2,090,320
                 General Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/15/26 - MBIA Insured

        1,160   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,235,168
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited          6/11 at 100.00         Aaa          2,097,760
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 - FGIC Insured

        1,000   London City School District, Ohio, General Obligation School         12/11 at 100.00         Aaa          1,040,390
                 Facilities Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/29 - FGIC Insured

        2,000   Louisville City School District, Ohio, General Obligation Bonds,     12/11 at 100.00         Aaa          2,080,780
                 Series 2001, 5.000%, 12/01/29 - FGIC Insured

        1,515   Massillon City School District, Ohio, General Obligation Bonds,      12/12 at 100.00         Aaa          1,652,441
                 Series 2003, 5.250%, 12/01/21 - MBIA Insured

          760   Middletown City School District, Butler County, Ohio, General        12/13 at 100.00         Aaa            805,045
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25 -
                 FGIC Insured

        1,260   Morgan Local School District, Morgan, Muskingum and                  12/10 at 101.00          AA          1,406,714
                 Washington Counties, Ohio, Unlimited Tax General Obligation
                 School Improvement Bonds, Series 2000, 5.750%, 12/01/22

        3,000   Ohio, General Obligation Bonds, Infrastructure Improvements,          2/13 at 100.00         AA+          3,180,690
                 Series 2003F, 5.000%, 2/01/23

                Olentangy Local School District, Deleware and Franklin
                Counties, Ohio, General Obligation Bonds, Series 2004A:
        1,315    5.250%, 12/01/23 - FGIC Insured                                      6/14 at 100.00         AAA          1,433,745
        3,380    5.250%, 12/01/24 - FGIC Insured                                      6/14 at 100.00         AAA          3,679,975

        1,510   Painesville City School District, Ohio, General Obligation           12/14 at 100.00         AAA          1,615,081
                 Bonds, Series 2004, 5.000%, 12/01/22 - FGIC Insured

        1,155   Perry Local School District, Allen County, Ohio, General             12/11 at 101.00         AAA          1,255,011
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25 -
                 AMBAC Insured


                                       39

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,720   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA     $    2,834,458
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001,
                 5.000%, 12/01/28 - FGIC Insured

        1,100   Plain Local School District, Franklin and Licking Counties,           6/12 at 100.00         Aaa          1,221,770
                 Ohio, General Obligation Bonds, Series 2002,
                 5.500%, 12/01/17 - FGIC Insured

          280   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa            315,246
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 - FGIC Insured

        1,445   Portage County, Ohio, General Obligation Bonds,                      12/11 at 100.00         AAA          1,507,438
                 Series 2001, 5.000%, 12/01/27 - FGIC Insured

        1,000   Princeton City School District, Butler County, Ohio, General         12/13 at 100.00         AAA          1,051,070
                 Obligation Bonds, Series 2003, 5.000%, 12/01/30 -
                 MBIA Insured

        2,830   Springfield Township, Hamilton County, Ohio, Various Purpose         12/11 at 100.00         Aa3          3,005,828
                 Limited Tax General Obligation Bonds, Series 2002,
                 5.250%, 12/01/27

        2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001,           12/11 at 100.00         Aaa          2,128,980
                 5.000%, 12/01/21 - FGIC Insured

           70   Strongsville, Ohio, Limited Tax General Obligation Various           12/06 at 102.00         Aa2             74,066
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

        2,000   Sugarcreek Local School District, Athens County, Ohio, General       12/13 at 100.00         Aaa          2,183,080
                 Obligation Bonds, Series 2003, 5.250%, 12/01/27 -
                 MBIA Insured

                Warren City School District, Trumbull County, Ohio, General
                Obligation Bonds, Series 2004:
        2,515    5.000%, 12/01/20 - FGIC Insured                                      6/14 at 100.00         AAA          2,695,728
        1,170    5.000%, 12/01/22 - FGIC Insured                                      6/14 at 100.00         AAA          1,247,805

        1,000   West Chester Township, Butler County, Ohio, General                  12/13 at 100.00         Aaa          1,054,660
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 -
                 MBIA Insured

        2,000   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          2,080,400
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27 - MBIA Insured

        1,000   Westlake, Ohio, Various Purpose General Obligation                   12/08 at 101.00         Aaa          1,082,970
                 Improvement and Refunding Bonds, Series 1997,
                 5.550%, 12/01/17

        2,155   Youngstown City School District, Mahoning County, Ohio,              12/14 at 100.00         AAA          2,291,218
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/25 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.5% (7.2% OF TOTAL INVESTMENTS)

        1,380   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/14 at 100.00         AAA          1,456,052
                 Project, Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

        3,000   Franklin County, Ohio, Excise Tax and Lease Revenue                  12/15 at 100.00         AAA          3,185,220
                 Anticipation Bonds, Convention Facilities Authority,
                 Series 2005, 5.000%, 12/01/27 - AMBAC Insured

        1,085   Hamilton County Convention Facilities Authority, Ohio,                6/14 at 100.00         AAA          1,163,804
                 First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 -
                 FGIC Insured

        1,000   Hudson City School District, Ohio, Certificates of Participation,     6/14 at 100.00         Aaa          1,056,620
                 Series 2004, 5.000%, 6/01/26 - MBIA Insured

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Refunding Bonds, Series 2001B:
        1,000    5.500%, 10/01/15 - AMBAC Insured                                     4/12 at 100.00         AAA          1,108,940
        1,000    5.500%, 10/01/17 - AMBAC Insured                                     4/12 at 100.00         AAA          1,108,310

        1,000   Ohio, State Appropriation Lease Bonds, Mental Health Capital          6/13 at 100.00          AA          1,084,030
                 Facilities, Series 2003B-II, 5.000%, 6/01/16

        2,645   Ohio State Building Authority, State Facilities Bonds, Adult          4/14 at 100.00         AAA          2,920,821
                 Correctional Building Fund Project, Series 2004A,
                 5.250%, 4/01/15 - MBIA Insured

          800   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            852,032
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        2,500   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA          2,662,600
                 Adult Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

          250   Ohio Department of Transportation, Certificates of                   10/05 at 100.00          AA            250,358
                 Participation, Rickenbacker International Airport Improvements,
                 Series 1996, 6.125%, 4/15/15 (Alternative Minimum Tax)


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8% (5.3% OF TOTAL INVESTMENTS)

$       1,780   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA     $    1,911,738
                 5.250%, 1/01/16 - FSA Insured

        3,430   Cleveland, Ohio, Parking Facilities Revenue Refunding Bonds,          9/06 at 102.00         AAA          3,587,780
                 Series 1996, 5.500%, 9/15/22 - MBIA Insured

        3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox                    12/13 at 100.00          AA          3,130,440
                 International Airport, Series 2003C, 5.250%, 12/01/23
                 (Alternative Minimum Tax) - RAAI Insured

        1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102.00         AAA          1,600,890
                 Emery Air Freight Corporation and Emery Worldwide Airlines
                 Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          2,307,520
                 5.500%, 2/15/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 16.1% (11.1% OF TOTAL INVESTMENTS)

        2,025   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          2,155,977
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

          420   Cleveland, Ohio, Waterworks Revenue Refunding and                     1/08 at 101.00         AAA            443,633
                 Improvement Bonds, Series 1998I, 5.000%, 1/01/28
                 (Pre-refunded to 1/01/08) - FSA Insured

        1,210   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/09 at 101.00         AAA          1,295,232
                 Project, Series 1999, 4.875%, 12/01/24 (Pre-refunded to
                 6/01/09) - AMBAC Insured

        1,415   Franklin County, Ohio, First Mortgage Revenue, OCLC Inc.             12/05 at 100.00         AAA          1,526,799
                 Project, Series 1979, 7.500%, 6/01/09

        2,110   Hamilton County, Ohio, Sewer System Revenue and                       6/10 at 101.00         AAA          2,358,853
                 Improvement Bonds, Metropolitan Sewer District of Greater
                 Cincinnati, Series 2000A, 5.750%, 12/01/25 (Pre-refunded
                 to 6/01/10) - MBIA Insured

        1,000   Hilliard School District, Ohio, General Obligation School            12/10 at 101.00         AAA          1,126,590
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24
                 (Pre-refunded to 12/01/10) - FGIC Insured

        2,100   Lakota Local School District, Butler County, Ohio, Unlimited         12/05 at 100.00         AAA          2,125,599
                 Tax General Obligation School Improvement Bonds,
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05) -
                 AMBAC Insured

        2,500   Marion County, Ohio, Hospital Revenue Refunding and                   5/06 at 102.00     BBB+***          2,616,675
                 Improvement Bonds, The Community Hospital, Series 1996,
                 6.375%, 5/15/11 (Pre-refunded to 5/15/06)

        4,315   Ohio Capital Corporation for Housing, FHA-Insured                     2/09 at 102.00      N/R***          4,777,870
                 Section 8 Assisted Mortgage Loan Revenue Refunding
                 Bonds, Series 1999G, 5.950%, 2/01/24 (Pre-refunded
                 to 2/01/09)

        1,220   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa          1,384,017
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 (Pre-refunded to 6/01/11) - FGIC Insured

        1,000   Upper Arlington City School District, Ohio, General                  12/06 at 101.00         AAA          1,042,310
                 Obligation Improvement Bonds, Series 1996,
                 5.250%, 12/01/22 (Pre-refunded to 12/01/06) -
                 MBIA Insured

        2,000   Wayne Local School District, Warren County, Ohio, Unlimited          12/06 at 101.00         AAA          2,107,820
                 Tax General Obligation School Improvement Bonds,
                 Series 1996, 6.100%, 12/01/24 (Pre-refunded to 12/01/06) -
                 AMBAC Insured

        3,000   West Clermont Local School District, Clermont County, Ohio,          12/05 at 100.00         AAA          3,034,050
                 Unlimited Tax General Obligation School Improvement Bonds,
                 Series 1995, 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/05) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0% (4.8% OF TOTAL INVESTMENTS)

        4,000   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          4,236,280
                 System Improvement Revenue Bonds, Series 2002,
                 5.000%, 2/15/22 - MBIA Insured

        2,000   Ohio Municipal Electric Generation Agency, Beneficial                 2/14 at 100.00         AAA          2,129,360
                 Interest Certificates, Belleville Hydroelectric Project -
                 Joint Venture 5, Series 2004, 5.000%, 2/15/20 -
                 AMBAC Insured

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,                4/07 at 102.00         AAA          3,159,870
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,800   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,820,124
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.9% (6.1% OF TOTAL INVESTMENTS)

                Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                     6/11 at 100.00         AA+          1,100,030
        3,510    5.000%, 12/01/18                                                     6/11 at 100.00         AA+          3,761,772
        3,000    5.000%, 12/01/19                                                     6/11 at 100.00         AA+          3,210,300
        1,000    5.000%, 12/01/20                                                     6/11 at 100.00         AA+          1,061,720

        2,000   Cincinnati, Ohio, Water System Revenue Bonds,                         6/11 at 100.00         AA+          2,121,500
                 Series 2003, 5.000%, 12/01/22


                                       41

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding            No Opt. Call         AAA     $    1,158,200
                 and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 -
                 MBIA Insured

           40   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding          1/06 at 102.00         AAA             41,236
                 and Improvement Bonds, Series 1996H, 5.750%, 1/01/26 -
                 MBIA Insured

          580   Cleveland, Ohio, Waterworks Revenue Refunding and                     1/08 at 101.00         AAA            603,977
                 Improvement Bonds, Series 1998I, 5.000%, 1/01/28 -
                 FSA Insured

        1,220   Hamilton, Ohio, Wastewater System Revenue Bonds,                     10/15 at 100.00         Aaa          1,343,669
                 Series 2005, 5.250%, 10/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     220,895   Total Long-Term Investments (cost $222,817,235) - 146.1%                                                235,132,995
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      2,848,506
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.9)%                                                        (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  160,981,501
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.7% (1.2% OF TOTAL INVESTMENTS)

$       1,090   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,126,842
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.1% (13.2% OF TOTAL INVESTMENTS)

        1,165   Cleveland-Cuyahoga County Port Authority, Ohio, Lease                 8/15 at 100.00         AAA          1,234,632
                 Revenue Bonds, Euclid Avenue Housing Corporation - Fenn
                 Tower Project, Series 2005, 5.000%, 8/01/23 - AMBAC Insured

        1,000   Ohio Higher Educational Facilities Commission, Revenue               12/10 at 101.00         AAA          1,098,220
                 Bonds, University of Dayton, Series 2000, 5.500%, 12/01/25 -
                 AMBAC Insured

        2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        11/11 at 101.00          AA          2,130,000
                 Denison University, Series 2001, 5.200%, 11/01/26

        2,650   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          2,759,154
                 Ohio Northern University, Series 2002, 5.000%, 5/01/22

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa1            510,495
                 Wittenburg University, Series 2005, 5.000%, 12/01/24

        1,760   Ohio University at Athens, Subordinate Lien General Receipts          6/14 at 100.00         AAA          1,883,781
                 Bonds, Series 2004, 5.000%, 12/01/20 - MBIA Insured

        2,735   University of Cincinnati, Ohio, General Receipts Bonds,               6/12 at 100.00         AA-          2,955,359
                 Series 2002F, 5.375%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.5% (12.1% OF TOTAL INVESTMENTS)

        1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00         Aa3          1,217,766
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

        1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA          2,097,556
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 -
                 AMBAC Insured

        1,600   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+          1,654,224
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.375%, 5/15/26

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          1,040,190
                 Initiatives, Series 2004A, 5.000%, 5/01/30

                Parma Community General Hospital Association, Ohio, Hospital
                Revenue Refunding and Improvement Bonds, Series 1998:
        2,250    5.250%, 11/01/13                                                    11/08 at 101.00          A-          2,345,783
        2,000    5.375%, 11/01/29                                                    11/08 at 101.00          A-          2,056,860

        1,000   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-          1,088,180
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.6% (3.2% OF TOTAL INVESTMENTS)

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue             4/11 at 102.00         Aa2          3,025,846
                 Bonds, Asbury Woods Project, Series 2001A, 5.450%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.9% (2.7% OF TOTAL INVESTMENTS)

          650   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            667,115
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,325   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,355,051
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

          390   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            401,337
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16

          145   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            150,430
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


                                       43


                        Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding             No Opt. Call        Baa2     $    1,157,710
                 Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.0% (2.8% OF TOTAL INVESTMENTS)

        1,000   Franklin County, Ohio, Healthcare Facilities Revenue Bonds,           7/11 at 101.00         BBB          1,120,410
                 Ohio Presbyterian Retirement Services, Series 2001A,
                 7.125%, 7/01/29

        1,470   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB          1,541,060
                 Revenue Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 44.3% (30.7% OF TOTAL INVESTMENTS)

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,054,770
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

        1,000   Centerville, Ohio, General Obligation Limited Tax Bonds,             12/11 at 100.00         Aa3          1,051,410
                 Capital Facilities Improvement, Series 2001, 5.125%, 12/01/26

        1,500   Centerville City School District, Montgomery County, Ohio,            6/15 at 100.00         Aaa          1,588,995
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

        1,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          1,133,220
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15 -
                 FSA Insured

          500   Cuyahoga County, Ohio, General Obligation Bonds,                     12/14 at 100.00         AA+            536,805
                 Series 2004, 5.000%, 12/01/21

                Jackson City School District, Jackson County, Ohio, Unlimited
                Tax General Obligation School Improvement Bonds, Series 2001:
          880    5.500%, 12/01/22 - MBIA Insured                                      6/11 at 100.00         Aaa            970,218
          935    5.500%, 12/01/23 - MBIA Insured                                      6/11 at 100.00         Aaa          1,030,856

        1,000   Lakewood City School District, Cuyahoga County, Ohio,                12/14 at 100.00         AAA          1,110,970
                 General Obligation Bonds, Series 2004,
                 5.250%, 12/01/16 - FSA Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited          6/11 at 100.00         Aaa          2,097,760
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 - FGIC Insured

        1,000   Middletown City School District, Butler County, Ohio,                12/13 at 100.00         Aaa          1,059,270
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/25 -
                 FGIC Insured

        1,000   Nordonia Hills City School District, Ohio, School Improvement        12/10 at 101.00         AAA          1,094,390
                 Bonds, Series 2000, 5.450%, 12/01/25 - AMBAC Insured

        2,000   Ohio, General Obligation Higher Education Capital Facilities          2/11 at 100.00         AA+          2,117,200
                 Bonds, Series 2001A, 5.000%, 2/01/20

        1,900   Olentangy Local School District, Deleware and Franklin                6/14 at 100.00         AAA          2,071,570
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.250%, 12/01/23 - FGIC Insured

        1,850   Swanton Local School District, Fulton County, Ohio, General          12/11 at 101.00         AAA          1,995,447
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25 - FGIC Insured

        1,275   Sycamore Community School District, Hamilton County, Ohio,           12/09 at 101.00         AAA          1,348,427
                 Unlimited Tax General Obligation School Improvement Bonds,
                 Series 1999, 5.000%, 12/01/23 - MBIA Insured

        2,415   Troy City School District, Miami County, Ohio, General               12/14 at 100.00         Aaa          2,556,157
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured

        1,485   West Chester Township, Butler County, Ohio, Various Purpose          11/11 at 101.00         Aaa          1,654,899
                 Limited Tax General Obligation Refunding Bonds, Series 2001,
                 5.500%, 12/01/17 - AMBAC Insured

        1,500   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          1,560,300
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27 - MBIA Insured

        2,965   Franklin County, Worthington, Ohio, Various Purpose Unlimited        12/11 at 100.00         AA+          3,236,179
                 Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.9% (11.7% OF TOTAL INVESTMENTS)

        2,000   Franklin County, Ohio, Excise Tax and Lease Revenue                  12/15 at 100.00         AAA          2,123,480
                 Anticipation Bonds, Convention Facilities Authority,
                 Series 2005, 5.000%, 12/01/27 - AMBAC Insured

        1,415   Hamilton County Convention Facilities Authority, Ohio,                6/14 at 100.00         AAA          1,505,857
                 First Lien Revenue Bonds, Series 2004,
                 5.000%, 12/01/21 - FGIC Insured


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         345   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA     $      367,439
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA          1,068,330
                 Adult Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

        4,000   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          4,469,960
                 6.000%, 8/01/16 - FSA Insured

        1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,586,676
                 Loan Note, Series 1999A, 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.3% (2.3% OF TOTAL INVESTMENTS)

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,                2/11 at 100.00          AA          2,177,880
                 5.500%, 2/15/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 5.1% (3.5% OF TOTAL INVESTMENTS)

        1,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          1,081,760
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 (Pre-refunded to 12/01/09) -
                 FGIC Insured

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/11 at 101.00         AAA          2,259,020
                 Series 2001A, 5.750%, 6/01/17 (Pre-refunded to
                 6/01/11) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.6% (8.7% OF TOTAL INVESTMENTS)

        1,440   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          1,569,960
                 System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17 - MBIA Insured

          910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA          1,006,151
                 Series 2001, 5.500%, 12/01/18 - AMBAC Insured

        1,000   Ohio Municipal Electric Generation Agency, Beneficial                 2/14 at 100.00         AAA          1,062,450
                 Interest Certificates, Belleville Hydroelectric Project -
                 Joint Venture 5, Series 2004, 5.000%, 2/15/21 -
                 AMBAC Insured

        1,500   Ohio Air Quality Development Authority, Revenue Refunding             9/05 at 102.00        Baa1          1,531,200
                 Bonds, Dayton Power and Light Company Project,
                 Series 1995, 6.100%, 9/01/30

        2,000   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,121,020
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,011,180
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8% (6.7% OF TOTAL INVESTMENTS)

        2,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          2,086,640
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,700   Cincinnati, Ohio, Water System Revenue Bonds, Series 2001,            6/11 at 100.00         AA+          1,816,875
                 5.125%, 12/01/21

        2,375   Ohio Water Development Authority, Revenue Bonds, Water               12/13 at 100.00         Aaa          2,522,485
                 Development Community Assistance Program, Series 2003,
                 5.000%, 12/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      88,955   Total Long-Term Investments (cost $90,081,927) - 144.6%                                                  95,255,207
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      1,617,381
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.1)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   65,872,588
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 8.6% (5.8% OF TOTAL INVESTMENTS)

$         950   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      982,110
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

        3,000   Ohio State Sewage and Solid Waste Disposal Facilities,               11/11 at 100.00          A+          3,145,260
                 Revenue Bonds, Anheuser-Busch Project, Series 2001,
                 5.500%, 11/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.4% (7.0% OF TOTAL INVESTMENTS)

        1,345   Bowling Green State University, Ohio, General Receipts Bonds,         6/13 at 100.00         AAA          1,477,025
                 Series 2003, 5.250%, 6/01/18 - AMBAC Insured

        1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/11 at 100.00        Baa1          1,131,081
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/13 at 100.00         AAA          1,063,550
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

        1,245   University of Cincinnati, Ohio, General Receipts Bonds,               6/14 at 100.00         AAA          1,336,383
                 Series 2004D, 5.000%, 6/01/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.6% (17.2% OF TOTAL INVESTMENTS)

        1,380   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1          1,412,182
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System, Series 1998A, 5.000%, 11/15/08

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          1,054,760
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and                  10/11 at 101.00         AA-          1,969,362
                 Improvement Bonds, Catholic Healthcare Partners,
                 Series 2001A, 5.400%, 10/01/21

          900   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/06 at 102.00        BBB+            930,501
                 and Improvement Bonds, Upper Valley Medical Center,
                 Series 1996A, 6.375%, 5/15/26

          700   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA            728,133
                 Initiatives, Series 2004A, 5.000%, 5/01/30

        2,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          2,176,360
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30

        3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          3,992,116
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.2% (1.5% OF TOTAL INVESTMENTS)

        1,000   Franklin County, Ohio, GNMA Collateralized Multifamily                5/12 at 102.00         Aaa          1,066,080
                 Housing Mortgage Revenue Bonds, Agler Project,
                 Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6% (0.5% OF TOTAL INVESTMENTS)

          180   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/10 at 100.00         Aaa            185,744
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2001A, 5.500%, 9/01/34 (Alternative Minimum Tax)

          120   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/12 at 100.00         Aaa            124,494
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2002D, 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2% (1.5% OF TOTAL INVESTMENTS)

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB          1,042,410
                 Revenue Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 40.9% (27.6% OF TOTAL INVESTMENTS)

                Cleveland Municipal School District, Cuyahoga County, Ohio,
                General Obligation Bonds, Series 2004:
        1,000    5.000%, 12/01/15 - FSA Insured                                       6/14 at 100.00         AAA          1,087,610
        1,000    5.000%, 12/01/22 - FSA Insured                                       6/14 at 100.00         AAA          1,064,210


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,605   Columbus City School District, Franklin County, Ohio,                12/14 at 100.00         AAA     $    2,952,038
                 General Obligation Bonds, Series 2004, 5.500%, 12/01/15 -
                 FSA Insured

          400   Cuyahoga County, Ohio, General Obligation Bonds,                     12/14 at 100.00         AA+            429,444
                 Series 2004, 5.000%, 12/01/21

        1,750   Fairfield City School District, Ohio, General Obligation             12/11 at 100.00         AAA          1,921,973
                 Refunding Bonds, Series 2001, 5.375%, 12/01/19 -
                 FGIC Insured

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General          12/11 at 100.00         Aaa          1,073,970
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21 - MBIA Insured

        1,700   Butler County, Hamilton, Ohio, Limited Tax General Obligation        11/11 at 101.00         Aaa          1,785,816
                 Bonds, One Renaissance Center Acquisition, Series 2001,
                 5.000%, 11/01/26 - AMBAC Insured

        1,065   Lakewood City School District, Cuyahoga County, Ohio,                12/14 at 100.00         AAA          1,183,183
                 General Obligation Bonds, Series 2004, 5.250%, 12/01/16 -
                 FSA Insured

        2,420   Lorain County, Ohio, Limited Tax General Obligation Justice          12/12 at 100.00         Aaa          2,691,016
                 Center Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

        1,000   Ohio, Common Schools Capital Facilities, General Obligation           9/11 at 100.00         AA+          1,063,880
                 Bonds, Series 2001B, 5.000%, 9/15/21

        1,050   Olentangy Local School District, Deleware and Franklin                6/14 at 100.00         AAA          1,183,560
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.500%, 12/01/15 - FGIC Insured

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          2,067,682
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         AAA          1,110,640
                 5.500%, 12/01/25 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.5% (13.1% OF TOTAL INVESTMENTS)

        1,710   Marysville Exempted Village School District, Ohio, Certificates       6/15 at 100.00         AAA          1,872,878
                 of Participation, School Facilities Project, Series 2005,
                 5.250%, 12/01/21 - MBIA Insured

        1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation          12/13 at 100.00          AA          1,181,844
                 Capital Facilities, Series 2004A-II, 5.000%, 12/01/18

        2,500   Ohio, State Appropriation Lease Bonds, Higher Education                 No Opt. Call         AAA          2,727,725
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

          250   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            266,260
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA          1,068,330
                 Adult Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          1,117,680
                 Revenue Refunding Bonds, Series 2002E, 5.750%, 7/01/24

        1,000   Summit County Port Authority, Ohio, Revenue Bonds,                   12/11 at 100.00         AAA          1,101,420
                 Civic Theatre Project, Series 2001, 5.500%, 12/01/26 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8% (5.3% OF TOTAL INVESTMENTS)

        3,495   Cleveland, Ohio, Airport System Revenue Bonds,                        1/10 at 101.00         AAA          3,750,100
                 Series 2000A, 5.250%, 1/01/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 13.9% (9.3% OF TOTAL INVESTMENTS)

        1,000   Cleveland, Ohio, General Obligation Bonds, Series 2003,               8/13 at 100.00         AAA          1,111,530
                 5.250%, 8/01/18 (Pre-refunded to 8/01/13) - FGIC Insured

        4,000   Lebanon City School District, Warren County, Ohio, General           12/11 at 100.00         AAA          4,453,960
                 Obligation Bonds, Series 2001, 5.500%, 12/01/21
                 (Pre-refunded to 12/01/11) - FSA Insured

        1,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          1,081,760
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 (Pre-refunded to 12/01/09) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.0% (6.0% OF TOTAL INVESTMENTS)

          595   Ohio Municipal Electric Generation Agency, Beneficial Interest        2/14 at 100.00         AAA            633,485
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured

        2,500   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,651,275
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,011,180
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


                                       47


                        Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.7% (5.2% OF TOTAL INVESTMENTS)

$       2,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding Bonds,          12/06 at 101.00         AAA     $    2,086,640
                 Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,500   Ohio Water Development Authority, Revenue Bonds, Fresh               12/11 at 100.00         AAA          1,596,734
                 Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      65,985   Total Long-Term Investments (cost $67,772,775) - 148.4%                                                  71,145,374
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                        791,795
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   47,937,169
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
                        Portfolio of
                                INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.3% (4.3% OF TOTAL INVESTMENTS)

$       2,040   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,108,952
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.8% (8.0% OF TOTAL INVESTMENTS)

        1,125   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          1,242,563
                 Ohio Northern University, Series 2002, 5.750%, 5/01/16

        2,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          10/12 at 100.00          AA          2,216,880
                 Case Western Reserve University, Series 2002B,
                 5.500%, 10/01/22

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa1            510,495
                 Wittenburg University, Series 2005, 5.000%, 12/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.4% (15.9% OF TOTAL INVESTMENTS)

          690   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1            706,091
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System, Series 1998A, 5.000%, 11/15/08

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          1,845,830
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,425   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00          A2          1,581,836
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic                      9/11 at 100.00          AA          1,093,930
                 Health Initiatives, Series 2001, 5.500%, 9/01/12

          500   Montgomery County, Ohio, Revenue Bonds, Catholic                      5/14 at 100.00          AA            520,095
                 Health Initiatives, Series 2004A, 5.000%, 5/01/30

        1,000   Parma Community General Hospital Association, Ohio,                  11/08 at 101.00          A-          1,028,430
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998, 5.375%, 11/01/29

        1,000   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-          1,088,180
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.6% (3.1% OF TOTAL INVESTMENTS)

          310   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            318,162
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

          810   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            828,371
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

          380   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            391,047
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6% (1.2% OF TOTAL INVESTMENTS)

          500   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB            524,170
                 Revenue Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 44.7% (30.5% OF TOTAL INVESTMENTS)

        2,000   Canal Winchester Local School District, Franklin and Fairfield       12/08 at 102.00         AAA          2,152,380
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 1998, 5.300%, 12/01/25 -
                 FGIC Insured

          300   Cuyahoga County, Ohio, General Obligation Bonds,                     12/14 at 100.00         AA+            322,083
                 Series 2004, 5.000%, 12/01/21

        1,475   Eaton City School District, Preble County, Ohio, General             12/12 at 101.00         Aaa          1,678,978
                 Obligation Bonds, Series 2002, 5.750%, 12/01/21 -
                 FGIC Insured

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa2          2,196,920
                 Obligation Bonds, Series 2001, 5.500%, 12/01/28

        1,000   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,064,800
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         Aaa          1,345,768
                 5.125%, 12/01/26 - AMBAC Insured


                                       49


                        Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,190   Miami East Local School District, Miami County, Ohio,                12/12 at 100.00         AAA     $    1,275,228
                 General Obligation Bonds, Series 2002, 5.125%, 12/01/29 -
                 FSA Insured

        1,000   Ohio, Common Schools Capital Facilities, General Obligation           9/11 at 100.00         AA+          1,064,450
                 Bonds, Series 2001B, 5.000%, 9/15/20

        1,000   Olentangy Local School District, Deleware and Franklin                6/14 at 100.00         AAA          1,093,410
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.250%, 12/01/21 - FGIC Insured

        1,535   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA          1,663,756
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        1,130   Solon, Ohio, General Obligation Refunding and Improvement            12/12 at 100.00         AA+          1,212,637
                 Bonds, Series 2002, 5.000%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.3% (14.5% OF TOTAL INVESTMENTS)

        1,000   Midview Local School District, Lorain County, Ohio,                   5/13 at 100.00           A          1,036,340
                 Certificates of Participation, Series 2003, 5.000%, 11/01/30

        2,000   Ohio, State Appropriation Lease Bonds, Higher Education                 No Opt. Call         AAA          2,182,180
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

        1,250   Ohio State Building Authority, State Facilities Bonds,                4/12 at 100.00         AAA          1,382,275
                 Administrative Building Fund Projects, Series 2002A,
                 5.500%, 4/01/18 - FSA Insured

          200   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            213,008
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        2,000   Puerto Rico Public Buildings Authority, Guaranteed                      No Opt. Call         AAA          2,341,680
                 Government Facilities Revenue Bonds, Series 1993L,
                 5.500%, 7/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.0% (6.1% OF TOTAL INVESTMENTS)

        1,140   Columbus Municipal Airport Authority, Ohio, Airport                     No Opt. Call         AAA          1,235,372
                 Improvement Revenue Bonds, Port Columbus International
                 Airport Project, Series 1998B, 5.250%, 1/01/11 -
                 AMBAC Insured

        1,550   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          1,788,328
                 5.500%, 2/15/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 11.5% (7.8% OF TOTAL INVESTMENTS)

        1,500   Hamilton County, Ohio, Sewer System Revenue Refunding                12/11 at 100.00         AAA          1,649,070
                 and Improvement Bonds, Metropolitan Sewer District of
                 Greater Cincinnati, Series 2001A, 5.250%, 12/01/18
                 (Pre-refunded to 12/01/11) - MBIA Insured

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00      AA-***          1,114,350
                 5.375%, 12/01/22 (Pre-refunded to 12/01/12)

        1,000   Ohio State University, General Receipts Bonds, Series 1999A,         12/09 at 101.00       AA***          1,099,120
                 5.800%, 12/01/29 (Pre-refunded to 12/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.9% (3.3% OF TOTAL INVESTMENTS)

        1,500   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          1,635,375
                 System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.9% (5.3% OF TOTAL INVESTMENTS)

        1,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          1,043,320
                 Bonds, Series 1997, 5.550%, 12/01/16 - MBIA Insured

        1,500   Ohio Water Development Authority, Revenue Bonds, Fresh               12/11 at 100.00         AAA          1,596,733
                 Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      45,570   Total Long-Term Investments (cost $46,399,034) - 147.0%                                                  49,392,593
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                        713,355
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   33,605,948
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES July 31, 2005
                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $255,798,715, $164,461,546 and
   $44,948,958, respectively)                                                       $275,820,083      $174,743,770      $47,718,965
Cash                                                                                   1,936,433           260,691          117,016
Receivables:
   Interest                                                                            3,200,656         2,277,370          552,722
   Investments sold                                                                           --                --               --
Other assets                                                                              18,578             4,434            2,601
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   280,975,750       177,286,265       48,391,304
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --                --               --
Payable for investments purchased                                                        838,878           642,435          535,739
Forward swaps, at value                                                                       --                --            5,222
Accrued expenses:
   Management fees                                                                       150,820            95,761           13,844
   Other                                                                                  68,307            58,310           12,945
Preferred share dividends payable                                                         18,105            15,020            2,892
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                1,076,110           811,526          570,642
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                94,000,000        56,000,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $185,899,640      $120,474,739      $31,820,662
====================================================================================================================================
Common shares outstanding                                                             11,706,154         7,745,623        2,061,526
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      15.88      $      15.55      $     15.44
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    117,062      $     77,456      $    20,615
Paid-in surplus                                                                      163,807,968       108,309,704       29,191,483
Undistributed net investment income                                                      990,736           703,684          294,336
Accumulated net realized gain (loss) from investments and
   forward swaps                                                                         962,506         1,101,671         (450,557)
Net unrealized appreciation (depreciation) of investments and
   forward swaps                                                                      20,021,368        10,282,224        2,764,785
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $185,899,640      $120,474,739      $31,820,662
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000        Unlimited
   Preferred                                                                           1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES July 31, 2005 (continued)
                                                                            OHIO             OHIO              OHIO            OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)           (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $222,817,235, $90,081,927,
   $67,772,775 and $46,399,034, respectively)                       $235,132,995      $95,255,207       $71,145,374     $49,392,593
Cash                                                                          --          478,028            80,835         138,590
Receivables:
   Interest                                                            2,724,148        1,182,566           757,288         597,497
   Investments sold                                                    1,546,498               --                --              --
Other assets                                                              12,743            7,649             2,645           7,565
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   239,416,384       96,923,450        71,986,142      50,136,245
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                         1,199,711               --                --              --
Payable for investments purchased                                             --               --                --              --
Forward swaps, at value                                                       --               --                --              --
Accrued expenses:
   Management fees                                                       128,599           28,069            20,857          14,526
   Other                                                                  89,301           16,338            18,219          11,702
Preferred share dividends payable                                         17,272            6,455             9,897           4,069
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,434,883           50,862            48,973          30,297
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                77,000,000       31,000,000        24,000,000      16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $160,981,501      $65,872,588       $47,937,169     $33,605,948
====================================================================================================================================
Common shares outstanding                                              9,706,985        4,235,468         3,119,041       2,157,781
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      16.58      $     15.55       $     15.37     $     15.57
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     97,070      $    42,355       $    31,190     $    21,578
Paid-in surplus                                                      147,164,649       60,129,130        44,217,615      30,530,620
Undistributed net investment income                                      810,186          390,102           214,557          64,974
Accumulated net realized gain (loss) from investments and
   forward swaps                                                         593,836          137,721           101,208          (4,783)
Net unrealized appreciation (depreciation) of investments and
   forward swaps                                                      12,315,760        5,173,280         3,372,599       2,993,559
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $160,981,501      $65,872,588       $47,937,169     $33,605,948
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000        Unlimited         Unlimited       Unlimited
   Preferred                                                           1,000,000        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2005
                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $13,685,061       $ 8,629,344       $2,274,969
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,776,807         1,128,029          305,737
Preferred shares - auction fees                                                          235,000           140,000           40,000
Preferred shares - dividend disbursing agent fees                                         20,000            20,000           10,000
Shareholders' servicing agent fees and expenses                                           27,956            20,369            1,002
Custodian's fees and expenses                                                             67,941            44,986           14,093
Directors'/Trustees' fees and expenses                                                     6,307             3,963            1,044
Professional fees                                                                         19,637            15,501           10,589
Shareholders' reports - printing and mailing expenses                                     35,501            16,190            5,719
Stock exchange listing fees                                                               13,205            13,177              175
Investor relations expense                                                                39,440            20,309            5,297
Other expenses                                                                            27,975             8,201            8,357
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                               2,269,769         1,430,725          402,013
   Custodian fee credit                                                                  (19,182)          (18,231)          (3,147)
   Expense reimbursement                                                                      --                --         (142,801)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,250,587         1,412,494          256,065
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 11,434,474         7,216,850        2,018,904
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) from investments                                             1,581,756         1,197,250          129,220
 Net realized gain (loss) from forward swaps                                                  --                --         (496,596)
 Change in net unrealized appreciation (depreciation)
   of investments                                                                      4,992,452         2,658,205        1,604,711
 Change in net unrealized appreciation (depreciation)
   of forward swaps                                                                           --                --           59,406
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                       6,574,208         3,855,455        1,296,741
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
 From net investment income                                                           (1,477,435)         (885,902)        (229,801)
From accumulated net realized gains from investments                                     (81,692)          (11,575)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (1,559,127)         (897,477)        (229,801)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                   $16,449,555       $10,174,828       $3,085,844
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2005 (continued)
                                                                           OHIO             OHIO              OHIO             OHIO
                                                                        QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $11,834,455       $4,740,893        $3,321,980       $2,328,548
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,514,093          621,276           461,692          321,024
Preferred shares - auction fees                                         192,500           77,500            60,000           41,250
Preferred shares - dividend disbursing agent fees                        30,000           10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          30,249            1,488             1,437            1,188
Custodian's fees and expenses                                            61,428           27,929            18,120           13,123
Directors'/Trustees' fees and expenses                                    5,720            2,173             1,588            1,074
Professional fees                                                        14,573           12,232            11,222           10,426
Shareholders' reports - printing and mailing expenses                    18,641           13,790             9,300            9,129
Stock exchange listing fees                                              10,779              360               265              184
Investor relations expense                                               28,728           13,386             7,802            7,296
Other expenses                                                            8,821           13,701             8,623           11,516
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,915,532          793,835           590,049          426,210
   Custodian fee credit                                                 (11,928)          (6,506)           (6,259)          (5,217)
   Expense reimbursement                                                     --         (290,178)         (215,641)        (149,940)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,903,604          497,151           368,149          271,053
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 9,930,851        4,243,742         2,953,831        2,057,495
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               795,602          285,990           218,487           (4,849)
Net realized gain (loss) from forward swaps                                  --               --                --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                     3,879,996        2,106,549         1,685,657        1,502,016
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                      4,675,598        2,392,539         1,904,144        1,497,167
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,186,754)        (473,047)         (377,637)        (245,582)
From accumulated net realized gains from investments                    (14,809)              --            (3,841)          (2,521)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,201,563)        (473,047)         (381,478)        (248,103)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                   $13,404,886       $6,163,234        $4,476,497       $3,306,559
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                           MICHIGAN                            MICHIGAN                          MICHIGAN
                                      QUALITY INCOME (NUM)                PREMIUM INCOME (NMP)            DIVIDEND ADVANTAGE (NZW)
                                 -----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      7/31/05          7/31/04           7/31/05           7/31/04          7/31/05         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 11,434,474     $ 11,802,032       $ 7,216,850       $ 7,522,642      $ 2,018,904     $ 2,031,123
Net realized gain (loss)
   from investments                 1,581,756        1,180,195         1,197,250         1,871,869          129,220          51,975
Net realized gain (loss)
   from forward swaps                      --               --                --                --         (496,596)             --
Change in net unrealized
   appreciation (depreciation)
   of investments                   4,992,452        4,399,778         2,658,205         1,053,906        1,604,711       1,008,797
Change in net unrealized appreciation
   (depreciation) of forward swaps         --               --                --                --           59,406         (64,628)
Distributions to Preferred
   Shareholders:
   From net investment income      (1,477,435)        (724,631)         (885,902)         (313,219)        (229,801)       (111,533)
   From accumulated net
     realized gains
     from investments                 (81,692)         (95,441)          (11,575)         (220,148)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations          16,449,555       16,561,933        10,174,828         9,915,050        3,085,844       2,915,734
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (10,880,505)     (11,067,332)       (7,012,719)       (7,285,471)      (1,842,204)     (1,841,125)
From accumulated net
   realized gains
   from investments                (1,296,599)      (1,232,780)         (357,099)       (3,007,816)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders         (12,177,104)     (12,300,112)       (7,369,818)      (10,293,287)      (1,842,204)     (1,841,125)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions    513,084          666,222           140,855           488,732           24,803          22,217
Preferred shares offering costs            --               --                --                --           13,775          (1,870)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions         513,084          666,222           140,855           488,732           38,578          20,347
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares      4,785,535        4,928,043         2,945,865           110,495        1,282,218       1,094,956
Net assets applicable to Common
   shares at the beginning
   of year                        181,114,105      176,186,062       117,528,874       117,418,379       30,538,444      29,443,488
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $185,899,640     $181,114,105      $120,474,739      $117,528,874      $31,820,662     $30,538,444
====================================================================================================================================
Undistributed net investment
   income at the end of year     $    990,736     $  1,934,690      $    703,684      $  1,390,724      $   294,336     $   347,437
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                             OHIO                                OHIO                              OHIO
                                      QUALITY INCOME (NUO)              DIVIDEND ADVANTAGE (NXI)         DIVIDEND ADVANTAGE 2 (NBJ)
                                 -----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      7/31/05          7/31/04           7/31/05           7/31/04          7/31/05         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 9,930,851     $ 10,288,690       $ 4,243,742       $ 4,394,700      $ 2,953,831     $ 3,072,016
Net realized gain (loss)
   from investments                   795,602        2,207,042           285,990          (170,963)         218,487         (16,409)
Net realized gain (loss)
   from forward swaps                      --               --                --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of investments                   3,879,996          246,313         2,106,549         1,850,624        1,685,657       1,654,989
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --                --                --               --              --
Distributions to Preferred
   Shareholders:
   From net investment income      (1,186,754)        (535,383)         (473,047)         (255,016)        (377,637)       (181,912)
   From accumulated net
     realized gains
     from investments                 (14,809)        (141,268)               --            (5,304)          (3,841)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations          13,404,886       12,065,394         6,163,234         5,814,041        4,476,497       4,528,684
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (9,486,568)      (9,681,971)       (4,050,053)       (4,096,876)      (2,813,531)     (2,862,473)
From accumulated net
   realized gains
   from investments                  (345,280)      (2,044,035)               --           (71,806)         (65,438)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions
   to Common shareholders          (9,831,848)     (11,726,006)       (4,050,053)       (4,168,682)      (2,878,969)     (2,862,473)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      774,356          883,014           117,890            74,236           56,222          26,498
Preferred shares offering costs            --               --                --            (1,664)          14,942          (1,870)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions         774,356          883,014           117,890            72,572           71,164          24,628
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares      4,347,394        1,222,402         2,231,071         1,717,931        1,668,692       1,690,839
Net assets applicable to Common
   shares at the beginning
   of year                        156,634,107      155,411,705        63,641,517        61,923,586       46,268,477      44,577,638
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $160,981,501     $156,634,107       $65,872,588       $63,641,517      $47,937,169     $46,268,477
====================================================================================================================================
Undistributed net investment
   income at the end of year     $    810,186     $  1,561,039       $   390,102       $   680,530      $   214,557     $   451,940
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                                   OHIO
                                                                                                         DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                        ----------------------------
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                            7/31/05         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 2,057,495     $ 2,063,782
Net realized gain (loss) from investments                                                                    (4,849)         41,914
Net realized gain (loss) from forward swaps                                                                      --              --
Change in net unrealized appreciation
   (depreciation) of investments                                                                          1,502,016       1,025,170
Change in net unrealized appreciation
   (depreciation) of forward swaps                                                                               --              --
Distributions to Preferred Shareholders:
   From net investment income                                                                              (245,582)       (124,399)
   From accumulated net realized gains
     from investments                                                                                        (2,521)        (10,818)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                                                          3,306,559       2,995,649
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (1,872,857)     (1,889,890)
From accumulated net realized gains
   from investments                                                                                         (39,484)       (146,047)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (1,912,341)     (2,035,937)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions                                                                            3,478           4,762
Preferred shares offering costs                                                                                  --          (1,408)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                                                                                 3,478           3,354
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                                                            1,397,696         963,066
Net assets applicable to Common
   shares at the beginning of year                                                                       32,208,252      31,245,186
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                            $33,605,948     $32,208,252
====================================================================================================================================
Undistributed net investment
   income at the end of year                                                                            $    64,974     $   125,984
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). Common shares of Michigan Quality Income
(NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a derivative investment each Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2005, Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Michigan Dividend Advantage (NZW) had outstanding when-issued purchase commitments of $838,878, $642,435 and $535,739, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                  --          840           --
   Series W                                                                  --           --          640
   Series TH                                                              3,200        1,400           --
   Series F                                                                 560           --           --
---------------------------------------------------------------------------------------------------------
Total                                                                     3,760        2,240          640
=========================================================================================================
                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                    680           --           --           --
   Series T                                                     --           --           --          660
   Series W                                                     --        1,240           --           --
   Series TH                                                 1,400           --           --           --
   Series TH2                                                1,000           --           --           --
   Series F                                                     --           --          960           --
---------------------------------------------------------------------------------------------------------
Total                                                        3,080        1,240          960          660
=========================================================================================================

Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date were to increase or decrease. The Funds may close out a contract prior to the effective date at which point a realized gain or loss would be recognized. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Notes to
    FINANCIAL STATEMENTS (continued)



Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                              MICHIGAN QUALITY           MICHIGAN PREMIUM         MICHIGAN DIVIDEND
                                                 INCOME (NUM)               INCOME (NMP)            ADVANTAGE (NZW)
                                          ------------------------   -----------------------   -----------------------
                                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             7/31/05       7/31/04      7/31/05      7/31/04      7/31/05      7/31/04
----------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              31,281        40,867        8,960       30,749        1,581        1,185
======================================================================================================================
                                                OHIO QUALITY              OHIO DIVIDEND            OHIO DIVIDEND
                                                INCOME (NUO)             ADVANTAGE (NXI)          ADVANTAGE 2 (NBJ)
                                          ------------------------   -----------------------   -----------------------
                                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             7/31/05       7/31/04      7/31/05      7/31/04      7/31/05      7/31/04
----------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              44,115        49,919        7,184        4,481        3,544        1,437
======================================================================================================================
                                                                                                   OHIO DIVIDEND
                                                                                                  ADVANTAGE 3 (NVJ)
                                                                                               -----------------------
                                                                                               YEAR ENDED   YEAR ENDED
                                                                                                  7/31/05      7/31/04
----------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                                                      217          299
======================================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended July 31, 2005, were as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Purchases                                                           $20,837,440  $19,893,639   $4,245,364
Sales and maturities                                                 22,848,623   19,464,093    3,993,624
=========================================================================================================
                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Purchases                                              $34,793,099  $13,025,753  $10,795,413   $1,543,177
Sales and maturities                                    33,816,192   13,032,906    9,987,710    1,230,705
=========================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2005, the cost of investments was as follows:

                                                                      MICHIGAN      MICHIGAN     MICHIGAN
                                                                       QUALITY       PREMIUM     DIVIDEND
                                                                        INCOME        INCOME    ADVANTAGE
                                                                         (NUM)         (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Cost of investments                                               $255,890,739  $164,426,945  $45,361,662
=========================================================================================================
                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Cost of investments                                   $222,762,776  $90,018,649  $67,760,474  $46,389,795
=========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2005, were as follows:

                                                                      MICHIGAN      MICHIGAN     MICHIGAN
                                                                       QUALITY       PREMIUM     DIVIDEND
                                                                        INCOME        INCOME    ADVANTAGE
                                                                         (NUM)         (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $20,359,026   $10,504,378   $2,795,229
   Depreciation                                                       (429,682)     (187,553)    (437,926)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                         $19,929,344   $10,316,825   $2,357,303
=========================================================================================================

                                                             OHIO         OHIO          OHIO         OHIO
                                                          QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                           INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                            (NUO)        (NXI)         (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $12,416,520   $5,265,258    $3,405,440   $3,014,651
   Depreciation                                           (46,301)     (28,700)      (20,540)     (11,853)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments            $12,370,219   $5,236,558    $3,384,900   $3,002,798
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


The tax components of undistributed net investment income and net realized gains at July 31, 2005, were as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                $1,766,789   $1,206,094     $448,052
Undistributed net ordinary income **                                         --       20,208           --
Undistributed net long-term capital gains                             1,139,426    1,101,668           --
=========================================================================================================
                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                   $1,515,578     $655,225     $430,138     $208,689
Undistributed net ordinary income **                            --        8,426          350           --
Undistributed net long-term capital gains                  593,836      137,721      101,207           --
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2005, paid on August 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
2005                                                                      (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $12,353,910   $7,901,622   $2,070,374
Distributions from net ordinary income **                                68,743       44,066           --
Distributions from net long-term capital gains                        1,378,291      363,651           --
=========================================================================================================
                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2005                                                         (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $10,725,327   $4,531,442   $3,201,799   $2,124,939
Distributions from net ordinary income **                   59,986           --        4,973           --
Distributions from net long-term capital gains             300,638           --       69,279       41,879
=========================================================================================================

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
2004                                                                      (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                            $11,754,459   $7,435,769   $1,951,436
Distributions from net ordinary income **                                30,661      161,074           --
Distributions from net long-term capital gains                        1,328,221    3,227,967           --
=========================================================================================================

                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2004                                                         (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $10,199,299   $4,338,961   $3,036,212   $2,013,038
Distributions from net ordinary income **                   18,197        1,707           --      156,865
Distributions from net long-term capital gains           2,185,303       75,417           --           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At July 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                    MICHIGAN         OHIO
                                                                                    DIVIDEND     DIVIDEND
                                                                                   ADVANTAGE  ADVANTAGE 3
                                                                                       (NZW)        (NVJ)
---------------------------------------------------------------------------------------------------------
Expiration Year
   2011                                                                              $35,129       $   --
   2012                                                                                   --           --
   2013                                                                                   --        1,451
---------------------------------------------------------------------------------------------------------
Total                                                                                $35,129       $1,451
=========================================================================================================

Ohio Dividend Advantage 3 elected to defer net realized losses from investments incurred from November 1, 2004 through July 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $3,332 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of August 31, 2005, the complex-level fee rate was .1896%.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
AVERAGE DAILY NET ASSETS                           MICHIGAN PREMIUM INCOME (NMP)
(INCLUDING NET ASSETS                                  OHIO QUALITY INCOME (NUO)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================


                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
AVERAGE DAILY NET ASSETS                         OHIO DIVIDEND ADVANTAGE 2 (NBJ)
(INCLUDING NET ASSETS                            OHIO DIVIDEND ADVANTAGE 3 (NVJ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                2008                         .25%
2003                       .30                 2009                         .20
2004                       .30                 2010                         .15
2005                       .30                 2011                         .10
2006                       .30                 2012                         .05
2007                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENTS - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2005, to shareholders of record on August 15, 2005, as follows:

                                                                       MICHIGAN     MICHIGAN     MICHIGAN
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Dividend per share                                                       $.0720       $.0700       $.0745
=========================================================================================================
                                                              OHIO         OHIO         OHIO         OHIO
                                                           QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0765       $.0780       $.0700       $.0690
=========================================================================================================

                        Financial
                               HIGHLIGHTS

     Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                                 Less Distributions
                              ---------------------------------------------------------------------  -------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                     Net
                   Beginning                     Net        Investment          Capital              Investment    Capital
                      Common               Realized/         Income to         Gains to               Income to   Gains to
                       Share         Net  Unrealized         Preferred        Preferred                  Common     Common
                   Net Asset  Investment  Investment            Share-           Share-                  Share-     Share-
                       Value      Income  Gain (Loss)          holders+         holders+      Total     holders    holders    Total
====================================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                  $15.51       $ .98       $ .57             $(.13)           $(.01)      $1.41       $(.93)     $(.11)  $(1.04)
2004                   15.14        1.01         .49              (.06)            (.01)       1.43        (.95)      (.11)   (1.06)
2003                   15.48        1.04        (.27)             (.08)            (.01)        .68        (.92)      (.10)   (1.02)
2002                   15.32        1.11         .15              (.11)            (.02)       1.13        (.90)      (.07)    (.97)
2001                   14.54        1.16         .82              (.29)            (.01)       1.68        (.88)      (.02)    (.90)

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   15.19         .93         .50              (.11)              --        1.32        (.91)      (.05)    (.96)
2004                   15.24         .97         .38              (.04)            (.03)       1.28        (.94)      (.39)   (1.33)
2003                   15.56        1.03        (.37)             (.07)              --         .59        (.91)        --     (.91)
2002                   15.31        1.05         .16              (.11)              --        1.10        (.85)        --     (.85)
2001                   14.24        1.07        1.07              (.25)              --        1.89        (.82)        --     (.82)

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   14.82         .98         .63              (.11)              --        1.50        (.89)        --     (.89)
2004                   14.30         .99         .47              (.05)              --        1.41        (.89)        --     (.89)
2003                   14.42         .99        (.20)             (.07)              --         .72        (.86)        --     (.86)
2002(a)                14.33         .76         .22              (.07)              --         .91        (.63)        --     (.63)
====================================================================================================================================
                                                                          Total Returns
                                                                      ---------------------
                                                                                    Based
                            Offering                                                   on
                           Costs and         Ending                                Common
                           Preferred         Common                    Based        Share
                               Share          Share      Ending           on          Net
                        Underwriting      Net Asset      Market       Market        Asset
                           Discounts          Value       Value        Value**      Value**
===========================================================================================
MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                           $  --         $15.88      $15.67         9.94%        9.28%
2004                              --          15.51       15.20         5.17         9.52
2003                              --          15.14       15.45         2.40         4.35
2002                              --          15.48       16.10        11.18         7.68
2001                              --          15.32       15.42        17.11        11.90

MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                              --          15.55       15.68        16.03         8.80
2004                              --          15.19       14.37         5.46         8.56
2003                              --          15.24       14.85         2.64         3.71
2002                              --          15.56       15.35        10.52         7.40
2001                              --          15.31       14.71        17.81        13.61

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                             .01          15.44       16.79        21.34        10.41
2004                              --          14.82       14.65         2.99        10.00
2003                             .02          14.30       15.10         9.19         5.01
2002(a)                         (.19)         14.42       14.65         2.00         5.21
===========================================================================================
                                                               Ratios/Supplemental Data
                           -------------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement        After Credit/Reimbursement***
                                            -----------------------------     ---------------------------------
                                                           Ratio of Net                          Ratio of Net
                                              Ratio of       Investment         Ratio of           Investment
                                Ending        Expenses        Income to         Expenses            Income to
                                   Net      to Average          Average       to Average              Average
                                Assets      Net Assets       Net Assets       Net Assets           Net Assets
                            Applicable      Applicable       Applicable       Applicable           Applicable     Portfolio
                             to Common       to Common        to Common        to Common            to Common      Turnover
                           Shares (000)         Shares++         Shares++         Shares++             Shares++        Rate
============================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                          $185,900            1.22%            6.13%            1.21%                6.14%            8%
2004                           181,114            1.22             6.44             1.22                 6.45            15
2003                           176,186            1.24             6.56             1.24                 6.57            15
2002                           179,630            1.28             7.29             1.27                 7.29            19
2001                           176,664            1.30             7.79             1.29                 7.80            20

MICHIGAN PREMIUM
INCOME (NMP)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                           120,475            1.19             5.97             1.17                 5.98            11
2004                           117,529            1.20             6.28             1.19                 6.30            28
2003                           117,418            1.21             6.49             1.20                 6.50            18
2002                           119,820            1.25             6.82             1.24                 6.83             9
2001                           117,784            1.24             7.24             1.23                 7.25            15

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                            31,821            1.27             5.93              .81                 6.39             8
2004                            30,538            1.28             6.13              .81                 6.60             9
2003                            29,443            1.29             6.15              .82                 6.61             2
2002(a)                         29,679            1.35*            6.00*             .90*                6.45*           21
============================================================================================================================
                                  Preferred Shares at End of Period
                              -----------------------------------------
                                Aggregate    Liquidation
                                   Amount     and Market          Asset
                              Outstanding          Value       Coverage
                                     (000)     Per Share      Per Share
=======================================================================
MICHIGAN QUALITY
INCOME (NUM)
-----------------------------------------------------------------------
Year Ended 7/31:
2005                              $94,000        $25,000        $74,441
2004                               94,000         25,000         73,169
2003                               94,000         25,000         71,858
2002                               94,000         25,000         72,774
2001                               94,000         25,000         71,985

MICHIGAN PREMIUM
INCOME (NMP)
-----------------------------------------------------------------------
Year Ended 7/31:
2005                               56,000         25,000         78,783
2004                               56,000         25,000         77,468
2003                               56,000         25,000         77,419
2002                               56,000         25,000         78,491
2001                               56,000         25,000         77,582

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-----------------------------------------------------------------------
Year Ended 7/31:
2005                               16,000         25,000         74,720
2004                               16,000         25,000         72,716
2003                               16,000         25,000         71,005
2002(a)                            16,000         25,000         71,374
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through July 31, 2002.

                                 See accompanying notes to financial statements.

                                  66-67 SPREAD

     Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                                Less Distributions
                              ---------------------------------------------------------------------  -------------------------------
                                                         Distributions    Distributions
                                                              from Net             from                     Net
                   Beginning                     Net        Investment          Capital              Investment    Capital
                      Common               Realized/         Income to         Gains to               Income to   Gains to
                       Share         Net  Unrealized         Preferred        Preferred                  Common     Common
                   Net Asset  Investment  Investment            Share-           Share-                  Share-     Share-
                       Value      Income  Gain (Loss)          holders+         holders+      Total     holders    holders    Total
====================================================================================================================================
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                  $16.21       $1.02       $ .49             $(.12)           $  --       $1.39      $ (.98)     $(.04)  $(1.02)
2004                   16.17        1.07         .25              (.06)            (.01)       1.25       (1.00)      (.21)   (1.21)
2003                   16.36        1.10        (.22)             (.08)              --         .80        (.99)        --     (.99)
2002                   16.10        1.14         .18              (.13)              --        1.19        (.93)        --     (.93)
2001                   15.52        1.20         .56              (.27)              --        1.49        (.91)        --     (.91)

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   15.05        1.00         .57              (.11)              --        1.46        (.96)        --     (.96)
2004                   14.66        1.04         .40              (.06)              --        1.38        (.97)      (.02)    (.99)
2003                   14.83        1.05        (.23)             (.07)              --         .75        (.92)      (.01)    (.93)
2002                   14.57        1.06         .19              (.12)              --        1.13        (.87)        --     (.87)
2001(a)                14.33         .29         .35              (.04)              --         .60        (.22)        --     (.22)

OHIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   14.85         .95         .61              (.12)              --        1.44        (.90)      (.02)    (.92)
2004                   14.31         .99         .53              (.06)              --        1.46        (.92)        --     (.92)
2003                   14.48        1.00        (.23)             (.08)              --         .69        (.87)        --     (.87)
2002(b)                14.33         .78         .23              (.08)              --         .93        (.62)        --     (.62)

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   14.93         .95         .69              (.11)              --        1.53        (.87)      (.02)    (.89)
2004                   14.48         .96         .51              (.06)            (.01)       1.40        (.88)      (.07)    (.95)
2003                   14.83         .97        (.29)             (.07)            (.01)        .60        (.88)      (.06)    (.94)
2002(c)                14.33         .25         .65              (.02)              --         .88        (.22)        --     (.22)
====================================================================================================================================
                                                                          Total Returns
                                                                      ---------------------
                                                                                    Based
                            Offering                                                   on
                           Costs and         Ending                                Common
                           Preferred         Common                    Based        Share
                               Share          Share      Ending           on          Net
                        Underwriting      Net Asset      Market       Market        Asset
                           Discounts          Value       Value        Value**      Value**
===========================================================================================
OHIO QUALITY
INCOME (NUO)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                            $ --         $16.58      $16.96        10.25%        8.70%
2004                              --          16.21       16.30         2.59         7.87
2003                              --          16.17       17.04        (3.15)        4.84
2002                              --          16.36       18.62        17.00         7.63
2001                              --          16.10       16.80         6.86         9.85

OHIO DIVIDEND
ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                              --          15.55       17.00        21.79         9.87
2004                              --          15.05       14.80        10.70         9.54
2003                             .01          14.66       14.26         (.04)        5.09
2002                              --          14.83       15.15         4.48         8.02
2001(a)                         (.14)         14.57       15.35         3.77         3.21

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                              --          15.37       15.48        11.63         9.90
2004                              --          14.85       14.70         9.60        10.33
2003                             .01          14.31       14.26         3.17         4.74
2002(b)                         (.16)         14.48       14.65         1.91         5.58

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                              --          15.57       15.90        17.60        10.40
2004                              --          14.93       14.30         5.86         9.72
2003                            (.01)         14.48       14.40          .09         3.81
2002(c)                         (.16)         14.83       15.30         3.47         5.05
===========================================================================================
                                                                Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------------------
                                              Before Credit/Reimbursement        After Credit/Reimbursement***
                                             -----------------------------     ---------------------------------
                                                            Ratio of Net                          Ratio of Net
                                               Ratio of       Investment         Ratio of           Investment
                                 Ending        Expenses        Income to         Expenses            Income to
                                    Net      to Average          Average       to Average              Average
                                 Assets      Net Assets       Net Assets       Net Assets           Net Assets
                             Applicable      Applicable       Applicable       Applicable           Applicable     Portfolio
                              to Common       to Common        to Common        to Common            to Common      Turnover
                            Shares (000)         Shares++         Shares++         Shares++             Shares++        Rate
================================================================================================================================
OHIO QUALITY
INCOME (NUO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                           $160,982            1.19%            6.16%            1.18%                6.17%           14%
2004                            156,634            1.20             6.46             1.19                 6.47            31
2003                            155,412            1.22             6.59             1.22                 6.60            12
2002                            156,351            1.26             7.10             1.24                 7.12            26
2001                            153,164            1.32             7.58             1.30                 7.60            15

OHIO DIVIDEND
ADVANTAGE (NXI)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                             65,873            1.21             6.00              .76                 6.46            14
2004                             63,642            1.20             6.41              .75                 6.86            10
2003                             61,924            1.23             6.52              .78                 6.97             6
2002                             62,548            1.24             6.79              .78                 7.25            18
2001(a)                          61,424            1.15*            5.58*             .71*                6.02*            4

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                             47,937            1.23             5.71              .77                 6.17            14
2004                             46,268            1.25             6.13              .79                 6.60            15
2003                             44,578            1.27             6.26              .81                 6.72            15
2002(b)                          45,073            1.25*            6.12*             .80*                6.57*           39

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                             33,606            1.27             5.68              .81                 6.14             3
2004                             32,208            1.28             5.87              .81                 6.34             8
2003                             31,245            1.28             5.89              .82                 6.35            16
2002(c)                          31,995            1.22*            4.72*             .80*                5.15*            7
================================================================================================================================
                                Preferred Shares at End of Period
                            -----------------------------------------
                              Aggregate    Liquidation
                                 Amount     and Market          Asset
                            Outstanding          Value       Coverage
                                   (000)     Per Share      Per Share
=====================================================================
OHIO QUALITY
INCOME (NUO)
---------------------------------------------------------------------
Year Ended 7/31:
2005                            $77,000        $25,000        $77,267
2004                             77,000         25,000         75,855
2003                             77,000         25,000         75,458
2002                             77,000         25,000         75,763
2001                             77,000         25,000         74,729

OHIO DIVIDEND
ADVANTAGE (NXI)
---------------------------------------------------------------------
Year Ended 7/31:
2005                             31,000         25,000         78,123
2004                             31,000         25,000         76,324
2003                             31,000         25,000         74,938
2002                             31,000         25,000         75,442
2001(a)                          31,000         25,000         74,535

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
---------------------------------------------------------------------
Year Ended 7/31:
2005                             24,000         25,000         74,935
2004                             24,000         25,000         73,196
2003                             24,000         25,000         71,435
2002(b)                          24,000         25,000         71,951

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
---------------------------------------------------------------------
Year Ended 7/31:
2005                             16,500         25,000         75,918
2004                             16,500         25,000         73,800
2003                             16,500         25,000         72,341
2002(c)                          16,500         25,000         73,477
=====================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through July 31, 2001.
(b) For the period September 25, 2001 (commencement of operations) through July 31, 2002.
(c) For the period March 25, 2002 (commencement of operations) through July 31, 2002.


                                 See accompanying notes to financial statements.

                                  68-69 SPREAD

Board Members
      AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             155
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               155
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Asset Management,                153
10/28/42                                                  President and CEO, Banc One Investment Advisors Corporation,
333 W. Wacker Drive                                       and President, One Group Mutual Funds; prior thereto,
Chicago, IL 60606                                         Executive Vice President, Banc One Corporation and Chairman
                                                          and CEO, Banc One Investment Management Group; Board of Regents,
                                                          Luther College; currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       70

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Board Member and Chair of the
                                                          Finance Committee, member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit company of Miami
                                                          Valley Hospital; Board Member, formerly Chair, Dayton
                                                          Development Coalition; President, Dayton Philharmonic
                                                          Orchestra Association; formerly, Member, Community Advisory
                                                          Board, National City Bank, Dayton, Ohio and Business
                                                          Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          155
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston of
                                                          Commerce and Evanston Inventure, a business development
                                                          organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       71

Board Members
      AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            155
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999);               155
11/28/67                       and Treasurer              Vice President and Treasurer of Nuveen Investments, Inc.
333 W. Wacker Drive                                       (since 1999); Vice President and Treasurer of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp (since 1999)(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc.;
                                                          Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002) and Assistant General Counsel             155
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); and (since 2005) Nuveen
                                                          Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            155
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 155
3/2/64                                                    LLC; Managing Director (since 2001), formerly, Vice President
333 W. Wacker Drive                                       (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.(3); Managing Director (since 2001) of Nuveen
                                                          Asset Management; Vice President (since 2002) of Nuveen
                                                          Investment Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       72

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999) of Nuveen Investments, LLC.               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005) and
                                                          Assistant Secretary of Nuveen Investments, Inc. and of Nuveen
                                                          Asset Management; Vice President (since 2000), Assistant
                                                          Secretary and Assistant General Counsel (since 1998) of
                                                          Rittenhouse Asset Management; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc. (since 2002);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS

To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

     3. PROFITABILITY OF ADVISER

     In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

     In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS

Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26. 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/ETF           o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-B-0705D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



               Nuveen Michigan Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                            Audit Fees Billed        Audit-Related Fees             Tax Fees         All Other Fees
Fiscal Year Ended                                to Fund               Billed to Fund            Billed to Fund      Billed to Fund
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2005                                            $ 9,785                        $ 0                    $ 420         $ 2,700
------------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

July 31, 2004                                            $ 9,304                        $ 0                    $ 393         $ 2,500
------------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended                           Audit-Related Fees       Tax Fees Billed to          All Other Fees
                                          Billed to Adviser and         Adviser and            Billed to Adviser
                                             Affiliated Fund          Affiliated Fund         and Affiliated Fund
                                            Service Providers        Service Providers         Service Providers
---------------------------------------------------------------------------------------------------------------------
July 31, 2005                                                $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

July 31, 2004                                                $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended                                                   Total Non-Audit Fees
                                                                   billed to Adviser and
                                                                  Affiliated Fund Service     Total Non-Audit Fees
                                                                   Providers (engagements    billed to Adviser and
                                                                  related directly to the   Affiliated Fund Service
                                           Total Non-Audit Fees   operations and financial    Providers (all other
                                              Billed to Fund       reporting of the Fund)         engagements)            Total
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2005                                            $ 3,120                  $ 282,575                      $ 0       $ 285,695
July 31, 2004                                            $ 2,893                        $ 0                      $ 0         $ 2,893

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.